UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALIGOS THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALIGOS THERAPEUTICS, INC.

Dear Stockholder:

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Aligos Therapeutics, Inc., which will be held online at www.proxydocs.com/ALGS, on June 27, 2024 at 8:00 a.m. Pacific Time. You must register to attend the meeting online at www.proxydocs.com/ALGS no later than June 26, 2024 at 5:00 p.m. Eastern Time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone or by mail. If you decide to attend the Annual Meeting online, you will be able to vote electronically or via phone using the control number on your proxy card, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your interest in Aligos Therapeutics.

Sincerely,

/s/ LAWRENCE M. BLATT
Lawrence M. Blatt, Ph.D.
Chair, President and Chief Executive Officer

ALIGOS THERAPEUTICS, INC.

One Corporate Drive, 2nd Floor

South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2024

To the Stockholders of Aligos Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Aligos Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 27, 2024, at 8:00 a.m. Pacific Time. You will be able to attend and participate in the Annual Meeting online by registering at www.proxydocs.com/ALGS no later than June 26, 2024 at 5:00 p.m. Eastern Time. Once registered you will receive further instructions via email on how to listen to the meeting live, submit questions, and vote. The Annual Meeting will be held for the following purposes:

1.	To elect two Class I directors to hold office until the 2027 annual meeting of stockholders or until their successors are elected;

2.

To ratify the appointment, by the Audit Committee of the Company’s Board of Directors, of Ernst & Young LLP, as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024;

3.

To grant the Company’s Board of Directors authority to amend the Amended and Restated Certificate of Incorporation and effect a reverse stock split of the Company’s voting and non-voting common stock within a range of not less than 1-for-5 and not more than 1-for-30, if the Company’s Board of Directors deems it within the best interests of the Company (the “Reverse Stock Split Amendment”);

4.

Approve an amendment to the Company’s 2020 Incentive Award Plan (the “2020 Plan”), in substantially the form attached to the accompanying Proxy Statement as Appendix B (the “Plan Amendment”), to treat outstanding pre-funded warrants with an exercise price per share of one penny or less the same as outstanding common stock such that annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share of one penny or less, in each case, as of the last day of the immediately preceding fiscal year or such smaller number of shares determined by the Board (the “Plan Amendment Proposal”);

5.

Approve an amendment to our Amended and Restated Certificate of Incorporation (the “Authorized Shares Amendment”) to increase the number of authorized shares of voting common stock from 300,000,000 shares to 500,000,000 shares (the “Authorized Shares Proposal”); and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on April 29, 2024 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the ratification of the appointment of Ernst & Young LLP, as the independent registered public accounting firm, as described in Proposal No. 2, FOR the amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split as described in Proposal No. 3, FOR the Plan Amendment Proposal as described in Proposal No. 4 of the Proxy Statement, and FOR the Authorized Shares Proposal as described in Proposal No. 5.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ONE OF THE THREE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

/s/ LAWRENCE M. BLATT
Lawrence M. Blatt, Ph.D.
Chair, President and Chief Executive Officer

South San Francisco, California

May 6, 2024

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS	1

INFORMATION ABOUT THE PROXY PROCESS AND VOTING	2

PROPOSAL NO. 1 ELECTION OF DIRECTORS	9

PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13

PROPOSAL NO. 3 TO GRANT THE BOARD AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF OUR AUTHORIZED VOTING AND NON-VOTING COMMON STOCK AND ISSUED AND OUTSTANDING VOTING AND NON-VOTING COMMON STOCK BY AMENDING OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WITHIN A RANGE OF NOT LESS THAN 1-FOR-5 AND NOT MORE THAN 1-FOR-30, IF THE BOARD DEEMS IT WITHIN THE COMPANY’S BEST INTERESTS.	14

PROPOSAL NO. 4 APPROVAL OF AMENDMENT TO OUR 2020 INCENTIVE AWARD PLAN	23

PROPOSAL NO. 5 APPROVAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATION OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK FROM 300,000,000 TO 500,000,000	33

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	36

CORPORATE GOVERNANCE	37

TRANSACTIONS WITH RELATED PERSONS	43

DIRECTOR COMPENSATION	45

EXECUTIVE OFFICERS	47

EXECUTIVE COMPENSATION	48

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	55

ADDITIONAL INFORMATION	59

i

ALIGOS THERAPEUTICS, INC.

One Corporate Drive, 2nd Floor

South San Francisco, California 94080

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

JUNE 27, 2024

We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of Aligos Therapeutics, Inc. (referred to herein as the “Company”, “Aligos Therapeutics”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 27, 2024, at 8:00 a.m. Pacific Time. The Annual Meeting will be held entirely online. You will be able to attend and participate in the Annual Meeting online by registering at www.proxydocs.com/ALGS no later than June 26, 2024 at 5:00 p.m. Eastern Time. Once registered you will receive further instructions via email on how to listen to the meeting live, submit questions, and vote.

•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.

•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional compensation, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”), over the internet in lieu of mailing printed copies. We will begin mailing the Notice of Internet Availability to our stockholders of record as of April 29, 2024 (the “Record Date”) for the first time on or about May 6, 2024. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials, and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “Investor Relations – SEC Filings” section of our website at https://investor.aligos.com/.

The only outstanding voting securities of Aligos Therapeutics are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were 72,576,183 shares outstanding as of the Record Date (excluding any treasury shares). This number does not include 80,485,561 shares of common stock issuable upon the exercise of pre-funded warrants outstanding as of the Record Date (which are immediately exercisable at an exercise price of $0.0001 per share of common stock, subject to beneficial ownership limitations). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Annual Meeting. We have two classes of common stock: voting common stock and non-voting common stock. Unless otherwise noted, all references in this Proxy Statement to our “common stock,” or “shares” refers to our voting common stock.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2024

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available on our website at www.aligos.com and at www.proxydocs.com/ALGS.

Unless the context requires otherwise, in this proxy statement the terms “Aligos,” “we,” “us,” “our” and “the Company” refer to Aligos Therapeutics, Inc.

QUESTIONS AND ANSWERS REGARDING THE PROXY MATERIALS AND THE VOTING PROCESS

Why am I receiving these materials?

We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting and accompanying Proxy Card will be first made available for access on or about May 6, 2024 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 72,576,183 shares of common stock issued and outstanding and entitled to vote. This number does not include 80,485,561 shares of common stock issuable upon the exercise of pre-funded warrants outstanding as of the Record Date (which are immediately exercisable at an exercise price of $0.0001 per share of common stock, subject to beneficial ownership limitations).

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Continental Stock Transfer & Trust Co., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.proxydocs.com/ALGS or you may vote by proxy. Whether or not you plan to attend the Annual Meeting online, we encourage you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee (each, a “Broker”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to register to attend the Annual Meeting online at www.proxydocs.com/ALGS. You must register online no later than June 26, 2024 at 5:00 p.m. Eastern Time. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting by attending the Annual Meeting online unless you request and obtain a valid Proxy Card from your broker or other agent.

What am I being asked to vote on?

You are being asked to vote on five proposals:

•	Proposal 1—the election of two Class I directors to hold office until our 2027 annual meeting of stockholders;

•	Proposal 2—the ratification of the appointment, by the Audit Committee of our Board, of Ernst & Young LLP, as our independent registered public accounting firm for the year ending December 31, 2024;

•	Proposal 3—the amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split;

•

Proposal 4—the amendment of our 2020 Plan to treat outstanding pre-funded warrants with an exercise price per share of one penny or less the same as outstanding common stock such that annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share of one penny or less, in each case, as of the last day of the immediately preceding fiscal year or such smaller number of shares determined by the Board, as described in Proposal No. 4; and

•	Proposal 5—the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 shares to 500,000,000 shares.

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I vote?

•	For Proposal 1, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for the nominees.

•	For Proposal 2, Proposal 3, Proposal 4 and Proposal 5, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting online. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.

•	To vote at the Annual Meeting, you must pre-register to attend the Annual Meeting online and follow the instructions posted at www.proxydocs.com/ALGS.

•

To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•	To vote by proxy over the internet, follow the instructions provided on the Notice of Internet Availability.

•	To vote by telephone, you may vote by proxy by calling the toll free number found on the Notice of Internet Availability.

Beneficial Owner: Shares Registered in the Name of Broker

If you are a beneficial owner of shares registered in the name of your Broker you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote at the Annual Meeting online, you must obtain a valid proxy from your Broker. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your Broker to request a proxy form.

Who counts the votes?

Mediant has been engaged as our independent agent to tabulate stockholder votes, or Inspector of Election. If you are a stockholder of record, your executed Proxy Card is returned directly to Mediant for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Mediant on behalf of all its clients.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “For” votes for all proposals, and, with respect to Proposal 2, Proposal 3, Proposal 4 and Proposal 5, “Against” votes, abstentions and broker non-votes. In addition, with respect to Proposal 1, the election of directors, the Inspector of Election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the Broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the Broker holding the shares. If the beneficial owner does not provide voting instructions, the Broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a Broker or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a Broker, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are considered “routine” or “non-routine?”

The ratification of the appointment of Ernst & Young LLP, as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 2), the amendment of our Amended and Restated

Certificate of Incorporation to effect a reverse stock split (Proposal 3), and the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 to 500,000,000 (Proposal 5) are considered routine under applicable rules. A Broker may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2, Proposal 3 or Proposal 5. The election of directors (Proposal 1) and the amendment of our 2020 Plan to treat outstanding pre-funded warrants with an exercise price per share equal to a penny or less the same as outstanding common stock such that annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to a penny or less, in each case, as of the last day of the immediately preceding fiscal year or such smaller number of shares determined by the Board (Proposal 4) are considered non-routine under applicable rules. A Broker cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal 1 and Proposal 4.

How many votes are needed to approve the proposal?

With respect to Proposal 1, the election of directors, the nominees receiving the highest number of “For” votes will be elected.

With respect to Proposal 2, the ratification of the appointment of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the affirmative vote of the majority of votes cast affirmatively or negatively (excluding abstentions) is required for approval. This is a routine proposal so we do not expect any broker non-votes.

With respect to Proposal 3, the amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split, the affirmative vote of the majority of votes cast affirmatively or negatively (excluding abstentions) is required for approval. This is a routine proposal so we do not expect any broker non-votes.

With respect to Proposal 4, the amendment of our 2020 Plan to treat outstanding pre-funded warrants with an exercise price per share equal to a penny or less the same as outstanding common stock such that annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to a penny or less, in each case, as of the last day of the immediately preceding fiscal year or such smaller number of shares determined by the Board, the affirmative vote of the majority of votes cast affirmatively or negatively (excluding abstentions) is required for approval. Broker non-votes will have no effect on the result of this vote.

With respect to Proposal 5, the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 to 500,000,000, the affirmative vote of the majority of votes cast affirmatively or negatively (excluding abstentions) is required for approval. This is a routine proposal so we do not expect any broker non-votes.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted as follows:

•	“For” the election of two nominees for director;

•	“For” the ratification of the appointment of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	“For” the amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split;

•

“For” the amendment of our 2020 Plan to treat outstanding pre-funded warrants with an exercise price per share equal to a penny or less the same as outstanding common stock such that annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to a penny or less, in each case, as of the last day of the immediately preceding fiscal year or such smaller number of shares determined by the Board; and

•	“For” the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 to 500,000,000.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of materials?

If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date.

•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at One Corporate Drive, 2nd Floor, South San Francisco, California 94080.

•	You may attend the Annual Meeting online and vote by following the instructions at www.proxydocs.com/ALGS. Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held by your Broker, you should follow the instructions provided by them.

How do I attend the virtual Annual Meeting?

The live audio webcast of the Annual Meeting will begin promptly at 8:00 a.m. Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log-in and test their devices’ audio system. We encourage you to access the meeting in advance of the designated start time.

To attend the Annual Meeting, stockholders will need to log-in to following instructions by registering at www.proxydocs.com/ALGS.

Is technical assistance provided before and during the virtual Annual Meeting?

Beginning 15 minutes prior to the start of, and during, the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.

When are stockholder proposals due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 6, 2025, to the Secretary of the Company at One Corporate Drive, 2nd Floor, South San Francisco, California 94080; provided, that if the date of the annual meeting is more than 30 days from June 27, 2025, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to the bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between February 27, 2025 and March 29, 2025; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after June 27, 2025, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than 60 days prior to the anniversary of the previous year’s annual meeting (no later than April 28, 2025 for the 2025 annual meeting of stockholders). If the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the anniversary of the 2024 Annual Meeting, then notice must be provided by the later of 60 days prior to the date of the 2025 annual meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2025 annual meeting of stockholders is first made.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in attendance online or represented by proxy at the Annual Meeting. On the Record Date, there were 72,576,183 shares outstanding and entitled to vote. Accordingly, 36,288,092 shares must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting online. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, in attendance online or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation. We will remain an emerging growth company until the earlier of: (a) the last day of the fiscal year following the fifth anniversary of the consummation of our initial public offering, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of the second fiscal quarter of such year or (d) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Board currently consists of six seated directors, divided into the three following classes:

•	Class I directors: Lawrence M. Blatt, Ph.D. and James Scopa, whose current terms will expire at the Annual Meeting;

•	Class II director: K. Peter Hirth, Ph.D., whose current term will expire at the annual meeting of stockholders to held be in 2025; and

•	Class III directors: Jack B. Nielsen, Bridget Martell, M.A., M.D. and Carole Nuechterlein, J.D., whose current terms will expire at the annual meeting to be held in 2026.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Dr. Blatt and Mr. Scopa have been nominated to serve as Class I directors and have elected to stand for reelection. If elected, each of Dr. Blatt and Mr. Scopa will hold office from the date of such individual’s election by the stockholders until the third subsequent annual meeting of stockholders or until a successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Dr. Blatt and Mr. Scopa have agreed to serve if elected, and management has no reason to believe that either Dr. Blatt or Mr. Scopa will be unable to serve. Directors are elected by a plurality of the votes cast at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE ELECTION OF THE NAMED NOMINEES.

The following table sets forth, for the Class I nominees (who are currently standing for re-election), and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of April 26, 2024 and position/office held within the Company:

Name	Age	Position/Office Held With the Company	Director Since
Class I Directors whose terms expire at the 2024 Annual Meeting of Stockholders
Lawrence M. Blatt, Ph.D.	62	Chair, President, Chief Executive Officer and Director	2018
James Scopa(2)	65	Director	2021
Class II Directors whose terms expire at the 2025 Annual Meeting
K. Peter Hirth, Ph.D.(2)(3)	72	Director	2018
Class III Directors whose terms expire at the 2026 Annual Meeting of Stockholders
Jack B. Nielsen(1)(2)	60	Director	2018
Bridget Martell, M.A., M.D.(3)	58	Director	2021
Carole Nuechterlein, J.D.(1)(3)	62	Director	2018

(1)	Member of the Nominating and Corporate Governance Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

Nominees for Election to a Three-Year Term Expiring at the 2027 Annual Meeting of Stockholders

Lawrence M. Blatt, Ph.D., has served as our Chief Executive Officer and a member of our board of directors since February 2018 and as our President since March 2024. Prior to co-founding the Company, Dr. Blatt served as the Global Head of Infectious Diseases and Vaccines at Janssen Pharmaceutical Companies of Johnson & Johnson, a pharmaceutical company, from November 2014 to February 2018. Dr. Blatt co-founded Alios BioPharma, Inc., a biotechnology company, and served as its Chief Executive Officer, President and Director from January 2009 until its acquisition by Janssen Pharmaceutical Companies of Johnson & Johnson in November 2014. Prior to Alios, he served as Chief Scientific Officer at InterMune, Inc., a biotechnology company, from 2002 to 2008. Dr. Blatt previously served on the board of directors of ReViral Ltd. and Alveo Technologies, Inc., which he co-founded in 2014, and Meissa Vaccines, Inc. Dr. Blatt received a B.S. in Microbiology from Indiana University Bloomington, an M.B.A. from California State University, Northridge, and a Ph.D. in Public Health Administration from the University of La Verne. We believe that Dr. Blatt’s extensive experience as an executive of several companies in the biopharmaceutical and biotechnology industries, his extensive knowledge of our company and his educational background provides him with the qualifications and skills necessary to serve as a member of our board of directors.

James Scopa has served as a member of our board of directors since April 2021. Mr. Scopa served as a Managing Director of MPM Capital from May 2005 to June 2017. Mr. Scopa spent the prior 15 years working at Deutsche Banc Alex. Brown and Thomas Weisel Partners advising growth companies in biopharmaceuticals and medical devices. At Deutsche Banc Alex. Brown, Mr. Scopa served as Managing Director and Global Co-Head of Healthcare Investment Banking, and at Thomas Weisel Partners, Mr. Scopa served on the Investment Committee for TWP’s Health Care venture fund as well as Co-Director of Healthcare Investment Banking. Mr. Scopa currently serves on the board of directors of various biotechnology companies, including Neuron23, Inc., and Adverum Biotechnologies, Inc. He previously served on the boards of DICE Therapeutics (sold to Eli Lilly), Semma Therapeutics, Inc. (sold to Vertex Pharmaceuticals Incorporated), True North Therapeutics, Inc. (sold to Bioverativ Inc.), and iPierian, Inc. (sold to Bristol-Myers Squibb). Mr. Scopa also currently serves as a member of the Investment Advisory Committee and Advisory Board of One Ventures, an Australian based venture capital firm. Mr. Scopa holds an A.B. from Harvard College, an M.B.A. from Harvard Business School and a J.D. from Harvard Law School. We believe that Mr. Scopa’s extensive experience in the biotechnology and biopharmaceuticals industries and his service as a director for numerous companies provides him with the qualifications and skills necessary to serve as a member of our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE ELECTION OF THE NAMED NOMINEES.

Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

K. Peter Hirth, Ph.D., has served as a member of our board of directors since August 2018. In 2001, Dr. Hirth co-founded Plexxikon, Inc., a pharmaceutical company, and served as its Chief Executive Officer until April 2013. Dr. Hirth currently serves on the boards of directors of Enterome Bioscience, a clinical stage biopharmaceutical company, IO Biotech, a publicly traded clinical-stage biopharmaceutical company, Vaxcyte, Inc., a publicly traded biotechnology company, and several private companies. Dr. Hirth holds a M.Sc. and Ph.D. in Molecular Genetics from Heidelberg University, Germany and completed his post-doctoral work at the University of California, San Diego. We believe that Dr. Hirth’s extensive experience in the biopharmaceutical and biotechnology industries and his educational background provides him with the qualifications and skills necessary to serve as a member of our board of directors.

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Jack B. Nielsen has served as a member of our board of directors since August 2018. Since August 2017, Mr. Nielsen has also served as a Managing Director at Vivo Capital LLC, a healthcare focused investment firm and was promoted as a Managing Partner in March 2021. Prior to joining Vivo Capital, Mr. Nielsen worked within the Novo Holdings A/S organization and its venture activities since 2001 in several roles, most recently being employed as a Senior Partner based in Copenhagen, Denmark. From 2006 to 2012, Mr. Nielsen was employed as a Partner at Novo Ventures (US) Inc. in San Francisco, where he established the office which provides certain consultancy services to Novo Holdings A/S. Mr. Nielsen is currently a member of the board of directors of Harmony Biosciences Holdings, Inc., ALX Oncology Holdings Inc., Instil Bio, Inc., and IO Biotech, Inc., all of which are publicly traded companies, and several other private companies. Mr. Nielsen, in the past, has served on the boards of directors of Akebia Therapeutics, Inc., Crinetics Pharmaceuticals, Inc., Merus N.V., Reata Pharmaceuticals, Inc., and Apollo Endosurgery, Inc., each of which is, or has been, publicly traded. Mr. Nielsen received a M.Sc. in Chemical Engineering from the Technical University of Denmark and a Masters in Management of Technology and Economics from the Center for Technology, Economics and Management, Technical University of Denmark. We believe that Mr. Nielsen’s experience as a venture capital investor in, and director of, life sciences companies provides him with the qualifications and skills necessary to serve as a member of our board of directors. Furthermore, we believe that Mr. Nielsen is able to perform his duties as a member of the board of directors while serving as a member of the boards of directors of other public companies. Mr. Nielsen attended all of the board of directors and relevant committee meetings in 2023, and attended our annual meeting of stockholders in 2023. Our board’s view of Mr. Nielsen’s contributions and ability to serve the Board effectively is evidenced in part by its decision to designate Mr. Nielsen as our lead independent director. In addition, in connection with his nomination for election, our Nominating and Corporate Governance Committee evaluated Mr. Nielsen’s performance as our lead independent director and as a member of certain committees of our Board and strongly believes that his experience and sophistication position him favorably to continue to successfully balance these responsibilities and provide valuable stockholder stewardship.

Bridget Martell, M.A., M.D., has served as a member of our board of directors since November 2021. Dr. Martell has also served as President and Chief Executive Officer of Artizan Biosciences, Inc., a biotechnology company from July 2021-August 2023, a part-time Healthcare Venture Partner with AlleyCorp, an early stage venture capital company, from June 2021-May 2023, and a member of the board director of Achieve Life Sciences, since March 2020, POINT Biopharma (now a wholly owned subsidiary of Lilly, Inc.), from June 2023-December 2023, and Ayala Pharmaceuticals, since October 2023, all public biopharmaceutical companies. Under the auspice of her consulting practice, BAM Consultants LLC, Dr. Martell has held various leadership positions in early stage, private companies, including Chief Medical Officer of Nobias Therapeutics from August 2020 to September 2021, Verseau Therapeutics from December 2020 to October 2021, and RRD International, a boutique Contract Research Organization, from April 2018 to January 2020. Concurrently, Dr. Martell held various full and part-time positions at Kura Oncology, a clinical-stage biopharmaceutical company, including VP, Clinical Development from October 2017 to January 2020, as Acting Chief Medical Officer from January 2020 to August 2020 and as Senior Scientific Advisor from August 2020 to December 2021. From January 2015 to September 2017, Dr. Martell served as Senior Vice President, New Product Development at Juniper Pharmaceuticals, a publicly-held specialty pharmaceuticals company. From October 2011 to April 2013, she was Executive Director, Head Medical Affairs at Purdue Pharma L.P., a privately-held pharmaceutical company. Prior to that, Dr. Martell held leadership roles of increasing responsibility at Pfizer, Inc., a publicly traded biopharmaceutical company, from 2005 to 2011. Dr. Martell received a B.S. in microbiology from Cornell University, a M.A. in molecular immunology from Boston University and a M.D. from the Chicago Medical School. She completed her internship and residency in internal medicine and was an internal medicine chief resident and RWJ Faculty Clinical Scholar at Yale University. Dr. Martell is board certified in both internal and addiction medicine. We believe that Dr. Martell’s educational experience and extensive experience serving as a director and working with both private and public life sciences companies provides her with the qualifications and skills necessary to serve as a member of our board of directors.

Carole Nuechterlein, J.D., has served as a member of our board of directors since August 2018. Ms. Nuechterlein joined F. Hoffmann-La Roche Ltd. in 2001 and currently serves as Head of the Roche Venture Fund. She currently serves as a member of the boards of directors of a number of private companies, including Enthera S.r.L., Vivet Therapeutics, CiVi Biopharma, Inc., and Mission Therapeutics Ltd. Ms. Nuechterlein previously served as a member of the board of directors of Entrada Therapeutics, Inc., a publicly traded biopharmaceutical company from April 2020 to June 2023, Millendo Therapeutics, Inc., a publicly traded clinical stage biopharmaceutical company from March 2017 to June 2021, BCTG Acquisition Corp., a publicly traded special purpose acquisition company from September 2020 to August 2021, and AveXis, Inc., a publicly traded gene therapy company from October 2014 to May 2017. She received a B.A. in English and Humanities from Valparaiso University and a J.D. from the University of Michigan. We believe that Ms. Nuechterlein’s extensive experience as a venture capital investor in, and director of, several biotechnology companies, provides her with the qualifications and skills necessary to serve as a member of our board of directors.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed Ernst & Young LLP (“EY”), as our independent registered public accounting firm for the year ending December 31, 2024, and is seeking ratification of such selection by our stockholders at the Annual Meeting. EY has audited our financial statements for each of our fiscal years since the fiscal year ended December 31, 2018. Representatives of EY are expected to be in attendance online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of EY as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of EY to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain EY. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

The following table represents aggregate fees billed by EY relating to the fiscal years ended December 31, 2023 and 2022.

	Year Ended December 31,
	(in thousands)
	2023	2022
Audit Fees(1)	$1,106	$1,019
Audit-Related Fees	—	60
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$1,106	$1,079

(1)

Audit fees consist of fees for professional services provided primarily in connection with the annual audit of our consolidated financial statements, quarterly reviews and services associated with SEC registration statements and other documents.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee or a delegate of the Audit Committee pre-approves all audit and non-audit services provided by its independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate additional pre-approval policies established by the Audit Committee. This policy is set forth in the charter of the Audit Committee and is available at https://investor.aligos.com/corporate-governance/governance-overview.

The Audit Committee approved all of the audit, audit-related, tax and other services provided by EY for 2023 and 2022, including the audit, audit-related, tax and other services provided by EY and, in each case, the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, are periodically reviewed and approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3

TO GRANT THE BOARD AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF OUR AUTHORIZED VOTING AND NON-VOTING COMMON STOCK AND ISSUED AND OUTSTANDING VOTING AND NON-VOTING COMMON STOCK BY AMENDING OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WITHIN A RANGE OF NOT LESS THAN 1-FOR-5 AND NOT MORE THAN 1-FOR-30, IF THE BOARD DEEMS IT WITHIN THE COMPANY’S BEST INTERESTS.

Introduction

Our Board is recommending that the stockholders approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our authorized voting and non-voting common stock and issued and outstanding voting and non-voting common stock at an exchange ratio of not less than 1-for-5 and not more than 1-for-30 with the exact ratio to be set within this range by our Board in its sole discretion. If our Board decides to implement the split, it will become effective upon the filing of the amendment to our certificate of incorporation with the Secretary of State of the State of Delaware. If the reverse split is implemented, the number of authorized shares of our voting and non-voting common stock and the number of issued and outstanding shares of voting and non-voting common stock would be reduced in accordance with the exchange ratio selected by the Board or committee. Unless otherwise noted, all further references in this Proposal No. 3 to our “common stock” refer to both our voting and non-voting common stock.

The form of the proposed amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split is attached to this Proxy Statement as Appendix A. Notwithstanding approval of the proposed amendment by our stockholders, our Board may, at its sole option, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect any reverse stock split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware. If our Board does not implement a reverse stock split on or prior to the date of our 2025 Annual Meeting of Stockholders, stockholder approval would again be required prior to implementing any reverse stock split.

If adopted by our stockholders, the Authorized Shares Amendment (as defined below) would be effected prior to the Reverse Stock Split Amendment. For additional information regarding the Authorized Shares Proposal and the Authorized Shares Amendment, see “PROPOSAL NO. 5 – APPROVAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATION OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK FROM 300,000,000 TO 500,000,000.”

Background of the Reverse Split

Our common stock was previously listed on the Nasdaq Global Select Market under the symbol “ALGS”. The standards of the Nasdaq Global Select Market required us to maintain, among other things, a $1.00 per share minimum bid price in order to stay in compliance with listing requirements. The Nasdaq Listing Qualifications Department notified us on September 5, 2023 that the bid price of our common stock had closed at less than $1.00 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5550(a)(1) (“Bid Price Rule”). Therefore, in accordance with Listing Rule 5810(c)(3)(A), we were provided an initial period of 180 calendar days, or until March 4, 2024, to regain compliance.

On March 5, 2024, our transfer from the Nasdaq Global Select Market to the Nasdaq Capital Market was approved, and we were provided an additional 180 calendar days (the “Second Compliance Period”), or until September 3, 2024 (the “Second Compliance Date”), to regain compliance with the Bid Price Rule. The transfer became effective at the opening of business on March 6, 2024.

Since March 6, 2024, our common stock has been listed on the Nasdaq Capital Market under the symbol “ALGS”. If at any time before the Second Compliance Date, the bid price for our common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, we may be eligible to regain compliance with the Bid Price Rule. However, under certain circumstances Nasdaq could require that the bid price exceed $1.00 for more than ten consecutive business days before determining that we comply with Nasdaq’s continued listing standards. We may not be able to meet the $1.00 minimum bid price requirement of the Nasdaq Capital Market unless we effect a reverse stock split no later than ten business days prior to the Second Compliance Date, or August 19, 2024, to increase the per share market price of our common stock in order to regain compliance. Therefore, our Board may determine to effect the Reverse Stock Split to the extent necessary in order to maintain our listing on the Nasdaq Capital Market, among other reasons.

While we intend to monitor the closing price of our common stock and consider available options depending on the trading price of our common stock, no assurance can be made that we will in fact be able to comply. If an issuer’s equity security is delisted from Nasdaq, it may be forced to seek to have its equity security traded or quoted on the OTC Bulletin Board or in the “pink sheets.” Such alternatives are generally considered to be less efficient markets and not as broad as Nasdaq, and therefore less desirable. Accordingly, the delisting, or even the potential delisting, of an equity security could have a negative impact on the liquidity and market price of the equity security. As such, our Board believes that it is in the best interest of the Company and its stockholders that the Board has the ability to effect, in its discretion, the reverse stock split to improve the price level of our common stock so that we are able to maintain continued compliance with the Bid Price Rule or minimize the risk of future delisting from Nasdaq, among other reasons. If we re-gain compliance with the Bid Price Rule without effecting a reverse stock split, we may still effect a reverse stock split to improve the price level of our common stock, among other reasons.

Reasons for the Reverse Stock Split

Our primary objective in asking for the authority to effect the reverse stock split is to raise the per share trading price of our common stock. The Board believes that having the ability to implement the reverse stock split would better enable us to maintain the listing of our common stock on the Nasdaq Capital Market. Also, if the reverse stock split is implemented, we believe it would facilitate higher levels of institutional stock ownership, where investment policies generally prohibit investments in lower-priced securities and better enable us to raise funds to finance operations.

Although the Board presently intends to effect the reverse stock split for the reasons noted above, under Section 242(c) of the Delaware General Corporation Law, our Board has reserved the right, notwithstanding our stockholders’ approval of the proposed amendment to our Amended and Restated Certificate of Incorporation at the Annual Meeting, to abandon the proposed amendment at any time (without further action by our stockholders) before the amendment to the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Our Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the certificate of incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, business developments and our actual and projected financial performance. If the closing bid price of our common stock on the Nasdaq Capital Market remains at or above $1.00 per share, as discussed more fully below, our Board may decide to abandon the filing of the proposed amendment to the Amended and Restated Certificate of Incorporation.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split.

Risk Factors Associated with the Reverse Stock Split

We cannot assure you that the reverse stock split, if implemented, will have the desired effect of raising the price of our common stock over the long term. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per post-split share of our common stock would either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, as required by Nasdaq;

•

the trading price per share of our common stock after the reverse stock split would rise in proportion to the reduction in the number of pre-split shares of our common stock outstanding before the reverse stock split;

•	the reverse stock split would result in a per share price that would increase the level of investment by institutional investors or increase analyst and broker interest in our company; or

•	the reverse stock split will result in decreased transaction costs for our stockholders.

In addition, there can be no assurance that our common stock will not be delisted due to a failure to meet other continued listing requirements even if the market price per post-split share of our common stock remains in excess of $1.00.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is consummated and the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

After the effective date of the reverse stock split, each stockholder would own a reduced number of shares of common stock. However, the reverse stock split would affect all stockholders uniformly and would not affect any stockholder’s percentage ownership interest in the Company (except to the extent that the reverse stock split would result in some of our stockholders owning a fractional share as described below). Proportionate voting rights and other rights and preferences of the holders of common stock would not be affected by the reverse stock split (except to the extent that the reverse stock split would result in some of our stockholders owning a fractional share as described below). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold approximately 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of stockholders of record also would not be affected by the reverse stock split (except to the extent that the reverse stock split would result in some of our stockholders owning only a fractional share as described below).

To the extent the Authorized Shares Amendment is adopted by stockholders, the Reverse Stock Split would occur subsequent to the increase in the number of shares of authorized common stock resulting from the Authorized Shares Amendment. If the stockholders approve Proposal No. 5, the Company will file the Authorized Shares Amendment to authorize an additional 200,000,000 shares of voting common stock as described in Proposal No. 5.

The table below summarizes our pro forma capitalization of common stock, as of March 31, 2024, before and after giving effect to a hypothetical reverse stock split of one-for-five (1-for-5), one-for-fifteen (1-for-15), one-for-twenty (1-for-20) and one-for-thirty (1-for-30). The exact ratio within the range of one-for-five and one-for-thirty would be determined by our Board. The table below does not include the 10,000,000 shares of preferred stock authorized (all of which are undesignated and none of which are outstanding) under our Amended and Restated Certificate of Incorporation. The reverse stock split would have no effect on our authorized preferred stock. The figures below do not give effect to the treatment of fractional shares, and contemplate the two potential scenarios of the Authorized Shares Amendment not being approved and being approved.

Authorized Shares Amendment Not Approved:

	Authorized	Issued and Outstanding	Reserved for Future Issuance Pursuant to Outstanding Stock Options and Restricted Stock Units	Reserved for Future Issuance Pursuant to New Grants Under the 2020 Incentive Award Plan	Reserved for Future Issuance Pursuant to 2020 Employee Stock Purchase Plan
Pre-Reverse Stock Split	320,000,000	75,668,521	10,281,513	5,974,149	2,091,742
Post-Reverse Stock Split 1 for 5	64,000,000	15,133,704	2,056,302	1,194,829	418,348
Post-Reverse Stock Split 1 for 15	21,333,333	5,044,568	685,434	398,276	139,449
Post-Reverse Stock Split 1 for 20	16,000,000	3,783,426	514,075	298,707	104,587
Post-Reverse Stock Split 1 for 30	10,666,666	2,522,284	342,717	199,138	69,724

Authorized Shares Amendment Approved:

	Authorized	Issued and Outstanding	Reserved for Future Issuance Pursuant to Outstanding Stock Options and Restricted Stock Units	Reserved for Future Issuance Pursuant to New Grants Under the 2020 Incentive Award Plan	Reserved for Future Issuance Pursuant to 2020 Employee Stock Purchase Plan
Pre-Reverse Stock Split	520,000,000	75,668,521	10,281,513	5,974,149	2,091,742
Post-Reverse Stock Split 1 for 5	104,000,000	15,133,704	2,056,302	1,194,829	418,348
Post-Reverse Stock Split 1 for 15	34,666,666	5,044,568	685,434	398,276	139,449
Post-Reverse Stock Split 1 for 20	26,000,000	3,783,426	514,075	298,707	104,587
Post-Reverse Stock Split 1 for 30	17,333,333	2,522,284	342,717	199,138	69,724

After the effective date of any reverse stock split that our Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

Also, the number of outstanding shares of our common stock and the number of authorized shares of our common stock would be reduced in accordance with the ratio for the proposed reverse stock split selected by the Board within the range set forth in this Proposal No. 3, but the percentage of the authorized shares of our common stock that are issued and outstanding would remain the same before and after the proposed reverse stock split is implemented.

For example, based on the 72,576,183 shares of our voting common stock outstanding on March 31, 2024, the 300,000,000 shares of our voting common stock currently authorized under our Amended and Restated Certificate of Incorporation, and assuming that the Authorized Shares Amendment is not approved, a proposed reverse stock split at a ratio of 1-for-5 would have the effect of reducing the number of outstanding shares of our voting common stock to approximately 14,515,236 and reducing the number of authorized shares of our voting common stock to 60,000,000, thereby reducing the number of authorized but unissued shares of voting common stock from 227,423,817 to approximately 45,484,763; however, the number of shares of outstanding voting common stock would remain approximately 24.2% of the number of shares of authorized voting common stock both immediately before and immediately after the proposed reverse stock split. As an additional example, based on the 3,092,338 shares of our non-voting common stock outstanding on March 31, 2024, the 20,000,000 shares of our non-voting common stock currently authorized under our Amended and Restated Certificate of Incorporation, and assuming the Authorized Shares Amendment is not approved, a proposed reverse stock split at a ratio of 1-for-5 would have the effect of reducing the number of outstanding shares of our non-voting common stock to approximately 618,467 and reducing the number of authorized shares of our non-voting common stock to 4,000,000, thereby reducing the number of authorized but unissued shares of non-voting common stock from 16,907,662 to approximately 3,381,532; however, the number of shares of outstanding non-voting common stock would remain approximately 15.5% of the number of shares of authorized non-voting common stock both immediately before and immediately after the proposed reverse stock split.

Further, the proposed reverse stock split would reduce the number of shares of our common stock issuable upon vesting of outstanding restricted stock units or conversion or exercise of outstanding warrants and stock options (and, as applicable, would increase the conversion, exchange or exercise price per share under such warrants and stock options), as well as the number of shares of our common stock reserved for issuance pursuant to our 2020 Employee Stock Purchase Plan and equity awards we may grant in the future under our 2020 Incentive Award Plan. In each such case, the number of shares of our common stock would be reduced by the ratio at which the proposed reverse stock split is implemented, and any applicable conversion, exchange or exercise price per share would be increased by the same ratio.

If the proposed reverse stock split is implemented, it would increase the number of our stockholders who own “odd lots” of less than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots may be higher than the costs of transactions of more than 100 shares of common stock.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split would not affect the registration of our common stock under the Exchange Act. If the reverse stock split is implemented, our common stock would continue to be listing on the Nasdaq Capital Market under the symbol “ALGS”.

If the Reverse Stock Split Amendment is adopted by stockholders, all other sections of the Amended and Restated Certificate of Incorporation would be maintained in their current form, subject to the Authorized Shares Amendment, if approved. For information regarding the Authorized Shares Amendment, see “PROPOSAL NO. 5 – APPROVAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATION OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK FROM 300,000,000 TO 500,000,000.

Effective Date

Our Board, in its discretion, may elect to effect the reverse stock split upon receipt of stockholder approval, or not if our Board determines in its discretion not to proceed with the reverse stock split. The reverse stock split and the change in the number of our authorized shares of common stock would become effective on the date of filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. On the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the exchange ratio contained in the certificate of amendment. If the amendment is approved, we will provide additional details about the implementation of the reverse stock split on our website following the Annual Meeting.

Treatment of Fractional Shares

No scrip or fractional shares would be issued if, as a result of the reverse stock split, a stockholder would otherwise become entitled to a fractional share. Instead, we would pay to the stockholder, in cash, the value of any fractional share arising from the reverse stock split. The cash payment would equal the closing sale price per share of our common stock as reported on the Nasdaq Capital Market on the last trading day preceding the effective date of the reverse stock split multiplied by the number of shares of pre-split common stock held by the stockholder that would otherwise have been exchanged for such fractional share. No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares.

If you do not hold sufficient shares of pre-split common stock to receive at least one post-split share of common stock and you want to hold our common stock after the reverse stock split, you may do so by taking either of the following actions far enough in advance so that it is completed before the reverse stock split is effected:

•

purchase a sufficient number of shares of our common stock so that you would hold at least that number of shares of common stock in your account prior to the implementation of the reverse stock split that would entitle you to receive at least one share of common stock on a post-split basis; or

•

if applicable, consolidate your accounts so that you hold at least that number of shares of our common stock in one account prior to the reverse stock split that would entitle you to at least one share of our common stock on a post-split basis. Common stock held in registered form (that is, shares held by you in your own name on our company’s share register maintained by our transfer agent) and common stock held in “street name” (that is, shares held by you through a bank, broker or other nominee) for the same investor would be considered held in separate accounts and would not be aggregated when implementing the reverse stock split. Also, shares of common stock held in registered form but in separate accounts by the same investor would not be aggregated when implementing the reverse stock split.

After the reverse stock split, then-current stockholders would have no further interest in our company with respect to their fractional shares. A person otherwise entitled to a fractional share would not have any voting, dividend or other rights in respect of such fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-split stockholders to the extent that there are stockholders holding fewer than that number of pre-split shares within the range of exchange ratios described above. Reducing the number of post-split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the effective date may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Non-Registered Stockholders

Non-registered stockholders holding our common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Book-Entry Shares and Payment for Fractional Shares

The combination of and reduction in the number of our outstanding shares of common stock as a result of the reverse stock split would occur automatically on the effective date without any action on the part of our stockholders. Our registered stockholders hold all of their shares electronically in book-entry form, and as a result do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts.

Stockholders who hold registered shares of our common stock in book-entry form do not need to take any action to receive post-reverse stock split shares of our common stock in registered book-entry form or the cash payment in lieu of any fractional interest, if applicable. These stockholders will have their pre-reverse stock split shares exchanged automatically and a Credit Advice will be mailed to them upon exchange indicating the number of post-reverse stock split shares owned by such stockholders. A check will also be mailed to such stockholders’ registered address as soon as practicable after the effective date of the reverse stock split. By signing and cashing this check, such stockholders will warrant that they owned the shares of our common stock for which they received the cash payment.

Accounting Consequences

The par value per share of our common stock would remain unchanged at $0.0001 per share after the reverse stock split. As a result, on the effective date of the reverse stock split, the amount on our balance sheet attributable to our common stock would be reduced proportionally, based on the exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account would be credited with the amount by which the common stock is reduced. The per share common stock net loss would be increased because there would be fewer shares of our common stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split, and we will not independently provide our stockholders with any such right.

No Going Private Transaction

Notwithstanding the change in the number of authorized shares and outstanding shares following the reverse stock split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in Proposal No. 3 as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in Proposal No. 3 that are different from or greater than those of any other of our stockholders.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of material U.S. federal income tax consequences of the reverse stock split that may be relevant to U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our common stock.

We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the reverse stock split.

This discussion is limited to holders that hold our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•	persons who are not U.S. Holders;

•	persons whose functional currency is not the U.S. dollar;

•	persons holding our common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies and other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities;

•	corporations that accumulate earnings to avoid U.S. federal income tax;

•	S corporations, partnerships or other entities or arrangements treated as pass-through entities for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell our common stock under the constructive sale provisions of the Code;

•	persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•	persons holding our common stock as “qualified small business stock” within the meaning of Section 1202 of the Code; and

•	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is or is treated as: (1) an individual who is a citizen or resident of the United States; (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or

(4) a trust that (a) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The reverse stock split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the reverse stock split should equal such holder’s aggregate tax basis in the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder who receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the effective time of the reverse stock split. The deductibility of capital losses is subject to limitations. U.S. Holders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

Information Reporting and Backup Withholding

A U.S. Holder (other than corporations and certain other exempt recipients) may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required (such as by submitting a properly completed IRS Form W-9) or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided that the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the votes cast affirmatively or negatively (excluding abstentions) will be required to approve the amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. This is a routine proposal and therefore we do not expect any broker non-votes.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL NO. 3 TO GRANT THE BOARD AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF OUR AUTHORIZED VOTING AND NON-VOTING COMMON STOCK AND OUTSTANDING VOTING AND NON-VOTING COMMON STOCK BY AMENDING OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WITHIN A RANGE OF NOT LESS THAN 1-FOR-5 AND NOT MORE THAN 1-FOR-30, IF THE BOARD DEEMS IT WITHIN THE COMPANY’S BEST INTERESTS.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO OUR 2020 INCENTIVE AWARD PLAN

The 2020 Plan was initially approved and adopted by our Board and stockholders in October 2020. The 2020 Plan, as adopted, reserved for issuance thereunder an aggregate of the sum of (i) 4,426,822 shares of common stock; (ii) any shares of common stock that were subject to awards outstanding under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) as of October 14, 2020 that become available for issuance under the 2020 Plan pursuant to Article V of the 2020 Plan; and (iii) an annual increase (the “Evergreen Increase”) on the first day of each calendar year beginning in 2021 and ending in 2030, equal to the lesser of (A) 5% of the shares of common stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board.

On March 1, 2024, our Board approved, subject to stockholder approval, an amendment to the 2020 Plan to treat, for the purposes of the Evergreen Increase, outstanding pre-funded warrants with an exercise price per share equal to one penny or less the same as outstanding common stock such that on the first day of each calendar year beginning on January 1, 2025 and ending on and including January 1, 2030, the number of shares of common stock reserved for issuance under the 2020 Plan will increase by the lesser of (A) 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to one penny or less, in each case, as of the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board. The Plan Amendment is attached hereto as Appendix B. The 2020 Plan, incorporating the Plan Amendment, is referred to herein as the “Amended Plan.”

A summary of the Amended Plan is set forth below. This summary is qualified in its entirety by the full text of the proposed Amended Plan.

Reasons for the Proposed Amendment

Our Board unanimously recommends that you vote FOR the Plan Amendment Proposal, including for the following reasons:

•

We believe that our future success as a company depends on our continued ability to attract, recruit, motivate and retain high-quality talent. We view being able to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. We intend our equity awards to motivate high performance levels and to align the interests of our employees, non-employee directors and consultants with those of our stockholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. Our Board and management believe equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees who help us meet our goals.

•

In October 2023, we sold pre-funded warrants that permit the purchase of 81,054,686 shares of our common stock, of which warrants to purchase 80,485,561 shares of our common stock remain outstanding as of March 31, 2024, which constitutes approximately 52% of our outstanding shares of common stock as of March 31, 2024 (after giving effect to the exercise in full of all outstanding pre-funded warrants). We believe that investors treat these pre-funded warrants the same as common stock when valuing our Company since the exercise price does not represent a material barrier to ownership. However, when we calculate our Evergreen Increase without the Plan Amendment, these pre-funded warrants are not taken into account, which results in us reserving a smaller number of shares under our 2020 Plan than what is needed for our compensation programs to remain competitive.

Burn Rate and Overhang

In administering our equity program, we consider both our “burn rate” and our “overhang.” We define “burn rate” as the number of shares underlying stock options granted in the year, net of cancellations, divided by the sum of the undiluted weighted-average shares of our common stock outstanding during the year. The “burn rate” measures the potential dilutive effect of our annual stock option grants. We granted stock options covering 2,251,160 shares of our common stock and 134,120 restricted stock units in 2023 and stock options covering 1,697,340 shares of common stock and no restricted stock units were forfeited or canceled in 2023. The number of undiluted weighted-average shares outstanding during 2023 was 49,159,989 or 64,260,588 inclusive of pre-funded warrants, and the total number of shares of our common stock underlying stock options and restricted stock units was 10,510,958. For 2023, our burn rate excluding and including pre-funded warrants was 1.40% and 1.07%, respectively. Our three-year average burn rate excluding and including pre-funded warrants from 2021 through 2023 was 3.99% and 3.88%, respectively.

We define “overhang” as the shares subject to stock options outstanding but not exercised, plus shares available to be granted (the “available shares”), divided by the total shares of common stock outstanding plus the available shares. The overhang measures the potential dilutive effect of outstanding stock options and available shares.

The following table shows the details of shares available for grant as of March 31, 2024, and as of December 31, 2023, including overhang calculations, and assumes stockholders approve the Amended Plan:

2020 Plan	March 31, 2024	December 31, 2023
Total estimated shares available to grant under 2020 Plan	5,974,149	1,992,349
Shares underlying outstanding stock options and restricted stock units under 2020 Plan and 2018 Plan	10,281,513	10,510,758

Total overhang	16,255,662	12,503,307

Shares outstanding	75,668,521	75,096,906
Total overhang percentage	21.48%	16.65%

Shares outstanding (inclusive of pre-funded warrants)	156,154,082	156,151,592
Total overhang percentage (inclusive of pre-funded warrants)	10.41%	8.01%

We believe that our burn rate and equity overhang are reasonable in relation to companies in our industry and reflect a judicious use of equity for compensation purposes.

In February 2024, we completed a stock option exchange pursuant to which our employees were able to exchange stock options granted under the 2020 Plan with an exercise price per share in excess of the recent trading range of our common stock for new stock options covering fewer shares of our common stock but with an exercise price per share equal to the closing trading price of our common stock on the date the new stock options were granted. The stock option exchange allowed us to reduce the number of shares underlying outstanding stock options by more than 1,950,000 shares. The following table summarizes significant ranges of outstanding and exercisable options as of March 31, 2024, under our 2020 Plan and 2018 Plan, after giving effect to the stock option exchange:

	Options Outstanding				Options Exercisable
Range of Exercise Prices	Number of Shares	Weighted Average Remaining Term Life	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value (in millions)(1)	Number of Shares	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price Per Share	Aggregate Intrinsic Value (in millions)(1)
$0.64 - $1.00	2,790,582	9.75	$0.91	$0.20	109,436	8.22	$0.84	$0.02
$1.05 - $1.575	5,020,179	9.13	$1.24		912,965	7.43	$1.36
$1.63 - $2.445	16,300	8.61	$1.64		5,629	8.48	$1.65
$2.57 - $3.855	1,957,914	5.93	$3.34		1,743,454	5.71	$3.37
$11.86 - $17.79	335,908	4.05	$15.73		300,031	3.73	$15.71
$24.78 - $37.17	6,050	6.89	$25.14		4,814	6.89	$25.14

Total	10,126,933			$0.20	3,076,329			$0.02

(1)

The aggregate intrinsic value represents the total pre-tax intrinsic value, based on the Company’s closing stock price of $0.98 as of March 28, 2024, which would have been received by the stock option holders had all stock option holders exercised their stock options as of that date.

Overview of Key Change Implemented by the Plan Amendment

The Plan Amendment treats outstanding pre-funded warrants with an exercise price per share equal to one penny or less the same as outstanding common stock for the purposes of the Evergreen Increase such that on the first day of each calendar year beginning on January 1, 2025 and ending on and including January 1, 2030, the number of shares of common stock reserved for issuance under the 2020 Plan will increase by the lesser of (A) 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to one penny or less, in each case, as of the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board.

In the event that stockholders do not approve the Plan Amendment Proposal, the Plan Amendment will not become effective and the original Evergreen Increase will be reinstated without including pre-funded warrants. Awards will continue to be made under the 2020 Plan to the extent that there are available shares of common stock to do so.

Summary

A summary of the principal provisions of the Amended Plan is set forth below. The summary is qualified by reference to the full text of the Amended Plan, which is included as Appendix B to this proxy statement.

General

•

The Amended Plan provides for the grant of stock options, both incentive stock options (“ISOs”) and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, restricted stock units (“RSUs”), performance bonus awards, dividend equivalents and other stock or cash based awards to eligible individuals.

•

14,527,475 shares of common stock were previously authorized for issuance pursuant to awards under the 2020 Plan, and we are proposing to amend the Evergreen Increase, which currently provides for increases in the number of shares reserved for issuance under the 2020 Plan on the first day of each calendar year beginning on January 1, 2025 and ending on and including January 1, 2030, equal to the lesser of (A) 5% of the shares of common stock outstanding as of the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board.

•

The Plan Amendment treats, for the purposes of the Evergreen Increase, outstanding pre-funded warrants with an exercise price per share equal to one penny or less the same as outstanding common stock such that on the first day of each calendar year beginning on January 1, 2025 and ending on and including January 1, 2030, the number of shares of common stock reserved for issuance under the 2020 Plan will increase by the lesser of (A) 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to one penny or less, in each case, as of the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board.

On March 28, 2024, the closing price of our common stock on the Nasdaq Capital Market was $0.98 per share.

Administration

The Compensation Committee (or, with respect to awards to non-employee directors, our Board) (together, the “administrator”) is charged with the general administration of the Amended Plan. The Amended Plan provides that, subject to certain limitations, our Board and the Compensation Committee may from time to time delegate its authority to grant awards to a committee consisting of one or more members of our Board or one or more of our officers. Subject to the terms and conditions of the Amended Plan, the administrator will have the authority to select the persons to whom awards are to be made; to determine the type of awards to be granted, the number of shares to be subject to awards and the terms and conditions of awards; to determine when awards can be settled in cash, shares, other awards or whether to cancel, forfeit or surrender awards; to prescribe the form award agreements; to accelerate vesting or lapse restrictions; and to make all other determinations and to take all other actions necessary or advisable for the administration of the Amended Plan. The administrator will also be authorized to adopt, amend or rescind rules relating to the administration of the Amended Plan, excluding certain matters described below that will require the approval of our stockholders.

Eligibility

Persons eligible to participate in the Amended Plan include all members of the Board, currently comprised of 5 non-employee directors and approximately 70 employees (including four NEOs) of the Company and its subsidiaries, as well as approximately 270 consultants of the Company and its subsidiaries, in each case, as determined by the administrator of the Amended Plan. Only employees may be granted ISOs under the Amended Plan.

Limitation on Awards and Shares Available

If our stockholders approve the Amended Plan, the number of shares available for issuance under Amended Plan will remain the same (5,974,149 shares as of March 31, 2024) and any shares of common stock that were subject to awards outstanding under the 2018 Plan as of October 14, 2020 will continue to become available for issuance under the Amended Plan pursuant to Article V of the Amended Plan; however, we will treat, for the purposes of the Evergreen Increase, outstanding pre-funded warrants with an exercise price per share equal to one penny or less the same as outstanding common stock, such that on the first day of each calendar year beginning on January 1, 2025 and ending on and including January 1, 2030, the number of shares of common stock reserved for issuance under the 2020 Plan will increase by the lesser of (A) 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share equal to one penny or less, in each case, as of the last day of the immediately preceding fiscal year and (B) such smaller number of shares of common stock as determined by the Board. The maximum number of shares of our common stock that could be issuable upon exercise of incentive stock options will remain 32,672,731.

If all or any part of an award granted under the Amended Plan or the 2018 Plan expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in us acquiring shares of common stock covered by the awards at a price not greater than the price paid for such shares or not issuing any shares covered by the award, the unused shares of our common stock covered by the award will, as applicable, become or again be available for awards under the Amended Plan. In addition, the following shares of our common stock will be available for future grants of awards: (i) shares tendered or withheld by us in payment of the exercise price of an option; (ii) shares tendered or withheld by us to satisfy any tax withholding obligation with respect to an award; and (iii) shares subject to SARs that are not issued in connection with the stock settlement of the SARs at exercise.

As of March 28, 2024, the closing trading price of a share of our common stock on the Nasdaq Capital Market was $0.98.

Awards

The Amended Plan provides for the grant of ISOs, NSOs, SARs, restricted stock, RSUs, dividend equivalents, performance bonus awards and other stock or cash based awards. Each award will be set forth in an agreement with the person receiving the award and will set forth the type, terms and conditions of the award, including exercise price, vesting schedule and treatment of awards upon termination of employment, if applicable. Vesting provisions may require that certain conditions be met, such as continued employment or specified performance goals before an awardee may receive the shares underlying an award or before such shares become freely tradeable and nonforfeitable.

Stock Options. Stock options, including ISOs and NSOs may be granted pursuant to the Amended Plan. The per share exercise price of all stock options granted pursuant to the Amended Plan will not be less than 100% of the fair market value of a share of common stock on the date of grant, or in the case of ISOs granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, 110% of the fair market value of a share on the date of grant. Stock options may be exercised as determined by the administrator, but in no event more than ten years after their date of grant, or in the case of ISOs granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all class of our capital stock, five years. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Internal Revenue Code of 1986, as amended (the “Code”) provides.

Restricted Stock. Restricted stock may be granted pursuant to the Amended Plan. A restricted stock award is the grant of shares of common stock that is nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or service or achieving performance goals. During the period of restriction, participants holding shares of restricted stock have full voting and dividend rights with respect to such shares. The restrictions will lapse in accordance with a schedule or other conditions determined by the administrator. Dividends that otherwise would be paid prior to vesting are held by the Company and will be paid to the participants only to the extent that the vesting conditions are met.

SARs. SARs may be granted pursuant to the Amended Plan, either alone or in tandem with other awards. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the fair market value of a share of common stock on the date of grant of the SAR. SARs may be paid in cash or stock. SARs may be exercised as determined by the administrator, but in no event more than 10 years after their date of grant.

RSUs. RSUs represent the right to receive shares of common stock at a specified date in the future, subject to forfeiture of such right. If the RSUs have not been forfeited, then on the date specified in the agreement evidencing the RSU award we will deliver to the holder of the RSUs unrestricted shares of common stock which will be freely transferable.

Dividend Equivalents / Dividends. Dividend equivalents represent the value of the dividends per share of common stock paid by the Company, calculated with reference to the number of shares covered by an Award (other than an option or SAR) held by the participant. Dividend Equivalents will not be granted on options or SARs.

Performance Bonus Awards. Each performance bonus award constitutes the right to receive a bonus denominated in the form of cash (but may be payable in cash, stock or a combination thereof) and is payable upon the attainment of performance goals that are established by the administrator and relate to one or more of performance or other specific criteria, including service to us or our subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.

Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested shares of common stock and other awards valued wholly or partially by referring to, or otherwise based on, our common stock. Other stock or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.

Limits for Non-Employee Directors. Under the Amended Plan, the grant date fair value of equity-based awards granted to a non-employee director during any calendar year shall not exceed $1,500,000.

Prohibition on Loans for Award Payments. Directors or executive officers of the Company are not permitted to make payment with respect to any awards granted under the Amended Plan with loans from the Company.

Repricing Without Stockholder Approval

The administrator retains the discretion to amend the terms of outstanding awards without the approval of our stockholders to (a) reduce the exercise price per share of outstanding options or SARs or (b) cancel outstanding options or SARs in exchange for cash, other awards or options or SARs with an exercise price per share that is less than the exercise price per share of the original options or SARs.

Awards Subject to Clawback

Awards granted under the Amended Plan (including any proceeds, gains or other economic benefit actually or constructively received by a participant) are subject to the clawback provisions of our Policy for Recovery of Erroneously Awarded Compensation as well as may be required by applicable law or any other clawback policy adopted by us.

MISCELLANEOUS PROVISIONS

Adjustment Upon Certain Events

In the event of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of assets or any other corporate event affecting the common stock or the share price of the common stock in a manner that causes dilution or enlargement of benefits or potential benefits under the Amended Plan, the administrator will make proportionate and equitable adjustments, in its discretion, to: (i) the aggregate number and types of shares of stock that may be issued under the Amended Plan; (ii) the number and kind of shares subject to outstanding awards; (iii) the terms and conditions of any outstanding awards (including any applicable performance targets); and/or (iv) the grant or exercise price for any outstanding awards.

In addition, in such a case as noted above or in the event of any unusual or nonrecurring transactions or events affecting the Company or the financial statements of the Company, or of changes in applicable laws, the administrator, may, in its discretion, subject to the terms of the Amended Plan, take any of the following actions if it determines that such action is appropriate in order to prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Amended Plan or with respect to any award: (i) provide for either the payment and termination of the award or the replacement of the award; (ii) provide that the awards shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding awards which may be granted in the future; (iv) provide for the acceleration of vesting or exercisability of the awards; (v) replace such Awards with other rights or property selected by the Administrator; and/or (vi) provide that the awards cannot vest or be exercised after the event that triggers the action.

If a Change in Control of the Company occurs (as defined in the Amended Plan), all outstanding options and SARs that are not exercised shall be assumed or substituted by the surviving corporation and other outstanding awards shall be converted into similar awards of the surviving corporation. If the surviving corporation refuses to assume or substitute for an award, the award will accelerate and become fully vested and exercisable upon the Change in Control and all restrictions on the award will lapse.

Transferability of Awards

Except by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the administrator or as otherwise provided by the administrator, no award granted under the Amended Plan may be assigned, transferred or otherwise disposed of by the awardee, unless and until the award has been exercised or the shares underlying the award have been issued, and all restrictions applicable to the shares have lapsed.

Rights as a Stockholder

An awardee will not have any rights as a stockholder with respect to the shares covered by an award until the awardee becomes the owner of the shares.

No Rights as Employee

Nothing in the Amended Plan or in any award agreement will give any awardee under the Amended Plan any right to continue as an employee, consultant or non-employee director for our Company or any of our subsidiaries or will interfere with or restrict in any way the rights of any such entity to discharge any awardee at any time.

Data Privacy

The Amended Plan provides that, as a condition of receipt of any award, each awardee explicitly consents to the collection, use and transfer, in electronic or other form, of personal data by and among, as applicable, us and our subsidiaries, including any transfer of this data required to a broker or other third party with whom we or any of our subsidiaries or the awardee may elect to deposit any shares, to implement, administer and manage the awardee’s participation in the Amended Plan.

Tax Withholding

We may deduct or withhold, or require an awardee to remit to our Company, an amount sufficient to satisfy applicable withholding tax obligations with respect to any taxable event concerning the awardee arising as a result of the Amended Plan or any award. The administrator may in its discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as an awardee may have elected, allow the awardee to satisfy these obligations by means of cash or check, wire transfer of immediately available funds, shares, broker-assisted cashless exercise or any other form of legal consideration acceptable to the administrator. The Administrator may allow the awardee to elect to have us withhold shares otherwise issuable under any award (or allow the surrender of shares). The number of shares which may be withheld (or surrendered) will be no greater than the number of shares having a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in the awardee’s applicable jurisdictions for federal, state, local and foreign income and payroll taxes.

Amendment and Termination

The Amended Plan may be amended, modified or terminated at any time and from time to time; provided that, no amendment, suspension or termination of the Amended Plan shall, without the consent of the awardee, materially and adversely affect any rights or obligations under any award theretofore granted or awarded, unless the award itself otherwise expressly so provides or such action is to comply with the requirements of any applicable clawback policy or Section 409A of the Code.

Notwithstanding the foregoing, the Amended Plan requires us to obtain stockholder approval within twelve (12) months before or after increasing the maximum number of shares available for issuance under the Amended Plan.

In addition, subject to applicable law and the limitations above, the administrator may amend, modify or terminate any outstanding award, including substituting another award of the same or a different type, changing the date of exercise or settlement, and converting an ISO to an NSO. The awardee’s consent to such action will be required unless (a) the administrator determines that the action, taking into account any related action, would not materially and adversely affect the awardee, or (b) the change is otherwise permitted under the Amended Plan.

Termination

The administrator may terminate or suspend the Amended Plan at any time, provided, that no ISOs will be granted pursuant to the Amended Plan after the tenth anniversary of the date the 2020 Plan was approved by the Board of Directors. Any award outstanding on the termination date of the Amended Plan will remain in force according to the terms of the Amended Plan and the applicable award agreement.

FEDERAL INCOME TAX CONSEQUENCES

This discussion regarding federal tax consequences is intended for the general information of our stockholders, not Amended Plan awardees. Alternative minimum tax and state and local income taxes are not discussed and may vary depending on individual circumstances and from locality to locality.

A participant granted NSOs having an exercise price per share that equals at least fair market value on the date of grant will not recognize taxable income at the time of grant. The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. A participant granted ISOs will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize ordinary income at the time of exercise. However, the excess of the fair market value of the Common Stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one which does not meet the requirements of the Code for ISOs and the tax consequences described for NSOs will apply.

The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); RSUs, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to our current and former NEOs. An award of a retainer, committee fee or meeting-based fee generally realizes ordinary income and we are entitled to a deduction in an amount equal to the amount of such retainer or fees upon payment thereof.

New Plan Benefits

As of March 31, 2024, 8,779,679 shares of our common stock underlie stock options and restricted stock units granted under the Amended Plan. Other than with respect to annual grants of stock options to our non-employee directors that will be made immediately following the date of the Annual Meeting, all future awards under the Amended Plan are subject to the discretion of the administrator, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the Amended Plan.

Name and Position	Number of Shares Underlying Future Award Grants (#)(1)
Lawrence M. Blatt, Ph.D., President and Chief Executive Officer	—
Julian Symons, D.Phil., Executive Vice President, Chief Scientific Officer	—
Matthew McClure, M.D., Executive Vice President, Chief Medical Officer	—
All current executive officers as a group	—
All current directors who are not executive officers as a group	100,000
All employees who are not executive officers as a group	—

(1)

Our Director Compensation Program, as amended in April 2023, provides that each director who is a non-employee director immediately following an annual meeting of stockholders will automatically be granted an option to purchase 20,000 shares of our common stock, which will be granted on the date of the annual meeting and vest on the earlier of the first anniversary of the grant date or the day prior to the next annual meeting of our stockholders, subject to continuous service to us until such vesting date

Awards Granted Under the Amended Plan

The following table shows the number of shares of our common stock underlying options and restricted stock units granted under the Amended Plan through March 31, 2024 and stock options to be received in the future, to the extent determinable, by certain individuals and certain groups of individuals.

Name	Stock Options (#)(1)	RSU’s (#)
Lawrence M. Blatt, Ph.D., President and Chief Executive Officer	1,829,550	—
Julian Symons, D.Phil., Executive Vice President, Chief Scientific Officer	660,570	—
Matthew McClure. M.D., Executive Vice President, Chief Medical Officer	696,950	—
Leonid Beigelman, Ph.D., Former President	866,000	—
All current executive officers as a group	5,195,888	—
All current non-executive officer directors as a group	410,879	—
All nominees for election as a director	93,823	—
James Scopa, Director	93,823	—
Associate of any such directors, executive officers or nominees	—	—
Other persons who received or is to receive 5% of such options or rights	—	—
All non-executive officer employees as a group	7,772,606	157,070

(1)	Includes both the options surrendered and the replacement options granted in the stock option exchange described above.

Equity Compensation Plan Information

See the section of this Proxy Statement titled “Equity Compensation Plan Information” for additional information regarding the Amended Plan.

Interests of Directors and Executive Officers

Our directors and executive officers (including our named executive officers) have substantial interests in the matters set forth in the Plan Amendment Proposal since equity awards may be granted to them in the future under the Amended Plan.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the votes cast affirmatively or negatively (excluding abstentions) will be required to approve the Plan Amendment Proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Broker non-votes will not affect the outcome of the Plan Amendment Proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR PROPOSAL NO. 4 TO TREAT, FOR THE PURPOSES OF THE EVERGREEN INCREASE, OUTSTANDING PRE-FUNDED WARRANTS WITH AN EXERCISE PRICE PER SHARE EQUAL TO ONE PENNY OR LESS THE SAME AS OUTSTANDING COMMON STOCK SUCH THAT ON THE FIRST DAY OF EACH CALENDAR YEAR BEGINNING ON JANUARY 1, 2025 AND ENDING ON AND INCLUDING JANUARY 1, 2030, THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 2020 PLAN WILL INCREASE BY THE LESSER OF (A) 5% OF THE SHARES OF COMMON STOCK OUTSTANDING OR ISSUABLE UPON EXERCISE OF OUTSTANDING PRE-FUNDED WARRANTS WITH AN EXERCISE PRICE PER SHARE EQUAL TO ONE PENNY OR LESS, IN EACH CASE, AS OF THE LAST DAY OF THE IMMEDIATELY PRECEDING FISCAL YEAR AND (B) SUCH SMALLER NUMBER OF SHARES OF COMMON STOCK AS DETERMINED BY THE BOARD.

PROPOSAL NO. 5

APPROVAL TO AMEND OUR AMENDED AND RESTATED CERTIFICATION OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK FROM 300,000,000 TO 500,000,000

Summary

Presently, our Amended and Restated Certificate of Incorporation authorizes the issuance of 300,000,000 shares of common stock, par value $0.0001 per share, that are designated as “Voting Common Stock,” 20,000,000 shares of common stock, par value $0.0001 per share, that are designated as “Non-Voting Common Stock” and 10,000,000 shares of preferred stock, par value $0.0001 per share. As of March 31, 2024, the Company had 75,668,521 shares of voting and non-voting common stock issued and outstanding, 8,070,281 shares of common stock reserved for issuance under our equity compensation plans, and a total of 89,256,541 shares of voting and non-voting authorized common stock available for issuance.

In March 2024, the board of directors determined that the increase in the number of shares of voting common stock was advisable and in the best interest of the Company and its stockholders and unanimously approved an amendment to Article IV of our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of voting common stock from 300,000,000 to 500,000,000 shares, resulting in an increase in our total authorized number of shares of capital stock from 330,000,000 to 530,000,000, subject to stockholder approval of the amendment.

Effects of Proposed Amendment

Any additional authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The proposed increase in the number of shares of common stock will not change the number of shares of stock outstanding, have any immediate dilutive effect or change the rights of current holders of our common stock. However, to the extent that the additional authorized shares of common stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and may dilute earnings and book value on a per share basis. Stockholders do not have preemptive rights to acquire the common stock authorized by this amendment, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of our common stock.

In addition to dilution, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of us. The Board is not aware of any actual or contemplated attempt to acquire control of the Company and this proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any actions that it deems consistent with its fiduciary duties.

If the Authorized Shares Amendment is adopted by stockholders, all other sections of the Amended and Restated Certificate of Incorporation would be maintained in their current form, subject to any amendment to effect the Reverse Stock Split, if approved. For information regarding the Reverse Stock Split and the Reverse Stock Split Amendment, see “PROPOSAL NO. 3 GRANT THE BOARD AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF OUR AUTHORIZED VOTING AND NON-VOTING COMMON STOCK AND ISSUED AND OUTSTANDING VOTING AND NON-VOTING COMMON STOCK BY AMENDING OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WITHIN A RANGE OF NOT LESS THAN 1-FOR-5 AND NOT MORE THAN 1-FOR-30, IF THE BOARD DEEMS IT WITHIN THE COMPANY’S BEST INTERESTS.”

Text of the Proposed Amendment

If our Amended and Restated Certificate of Incorporation were approved, Article IV, Section 1 of the Company’s Amended and Restated Certificate of Incorporation would read in its entirety as follows:

“Section 1. This Corporation is authorized to issue two classes of capital stock which shall be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock that the Corporation is authorized to issue is 530,000,000, of which 520,000,000 shares shall be Common Stock and 10,000,000 shares shall be Preferred Stock.500,000,000 shares of the Common Stock are hereby designated “Voting Common Stock” and 20,000,000 shares of the Common Stock are hereby designated “Non-Voting Common Stock,” each with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Any reference to “Common Stock” issued by the Corporation in any contract, agreement or otherwise to which the Corporation is a party, whether before or after the date of filing of this Amended and Restated Certificate of Incorporation, shall refer to Voting Common Stock, unless specific reference is made to the Non-Voting Common Stock. Each share of Voting Common Stock shall entitle the holder thereof to one (1) vote on any matter submitted to a vote at a meeting of stockholders. Non-Voting Common Stock (i) shall be non-voting except as may be required by law and (ii) shall not entitle the holder thereof to vote on the election of directors at any time. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.”

The form of the Authorized Shares Amendment is attached to this Proxy Statement as Appendix C.

Timing of the Proposed Amendment

If the Authorized Shares Amendment is approved by our stockholders, the amendment will become effective immediately upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file on or before August 19, 2024, if approved. If the Authorized Shares Amendment is not approved by our stockholders, the number of authorized shares of voting common stock will remain unchanged.

If adopted by our stockholders, the Reverse Stock Split Amendment would be effected after the Authorized Shares Amendment. For additional information regarding the Reverse Stock Split Amendment, see “PROPOSAL NO. 3 GRANT THE BOARD AUTHORITY TO EFFECT A REVERSE STOCK SPLIT OF OUR AUTHORIZED VOTING AND NON-VOTING COMMON STOCK AND ISSUED AND OUTSTANDING VOTING AND NON-VOTING COMMON STOCK BY AMENDING OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION WITHIN A RANGE OF NOT LESS THAN 1-FOR-5 AND NOT MORE THAN 1-FOR-30, IF THE BOARD DEEMS IT WITHIN THE COMPANY’S BEST INTERESTS.”

Risks to stockholders of non-approval

If our stockholders do not approve this proposal, the Board may be precluded from pursuing a wide range of potential corporate opportunities that might raise necessary cash or otherwise be in the best interests of the Company and the best interests of our stockholders. This could have a material adverse effect on our business and prospects.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the majority of votes cast affirmatively or negatively (excluding abstentions) will be required to approve the amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 to 500,000,000 shares. As this is a routine proposal we do not expect any broker non-votes.

The Board believes that additional authorized shares of voting common stock would give the Company the necessary flexibility to issue shares for various corporate purposes, including, in particular, capital-raising or financing transactions, and enable the Company to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future development of the Company’s pipeline of products, future grants and awards under equity compensation plans; stock dividends; and other general corporate working capital needs. The Board currently has no specific designated purpose for the increase in authorized shares of voting common stock. As a general matter, the Board would be able to issue the additional authorized shares of voting common stock at its discretion from time to time, subject to and as limited by, rules or listing requirements of the Nasdaq or any other then applicable securities exchange, and without further action or approval of the Company’s stockholders. The discretion of the Board, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require our stockholders to approve such transaction.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RESOLUTION TO AMEND OUR AMENDED AND RESTATED CERTIFICATION OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF VOTING COMMON STOCK FROM 300,000,000 TO 500,000,000.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission (the “SEC”), and is not to be incorporated by reference into any filing of Aligos Therapeutics under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to oversee our financial reporting processes on behalf of our Board. The Audit Committee’s functions are more fully described in its charter, which is available on our website at https://investor.aligos.com/corporate-governance/governance-overview. Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Aligos’ audited financial statements as of and for the year ended December 31, 2023.

The Audit Committee has discussed with Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). In addition, the Audit Committee has received the written disclosures and the letter from EY required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence”, and the Audit Committee has discussed with EY their independence from the Company and its management. Finally, the Audit Committee discussed with EY, with and without management present, the scope and results of EY’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.

Audit Committee

James Scopa, Chair

K. Peter Hirth, Ph.D.

Jack B. Nielsen

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, which is available on our website at https://investor.aligos.com/corporate-governance/governance-overview. The Code of Business Conduct and Ethics contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. In addition, we intend to promptly disclose (1) the nature of any substantive amendment to our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions and (2) the nature of any waiver, including an implicit waiver, from a provision of our code of ethics that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on our website in the future.

The reference to our web address in this proxy statement does not constitute incorporation by reference of the information contained at or available through our website.

Recovery of Erroneously Awarded Compensation Policy

Our Policy for Recovery of Erroneously Awarded Compensation, or the Clawback Policy, is intended to comply with SEC and Nasdaq listing standards and maintain a culture of focused, diligent, and responsible management that discourages conduct detrimental to our growth. Accordingly, as set forth in the Clawback Policy, we are required to recover certain erroneously paid incentive-based compensation of our current and former executive officers in the event we are required to prepare a qualifying accounting restatement. The Clawback Policy provides that such erroneously paid incentive-based compensation may also be recovered from other compensation payable by us.

Corporate Governance Guidelines

We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, and succession planning. A copy of our Corporate Governance Guidelines is available on our website at http://investor.aligos.com/corporate-governance/governance-overview.

Independence of the Board of Directors

As required under the Nasdaq Capital Market (“Nasdaq”) rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, our Board has determined that all of our directors, other than Dr. Blatt, qualify as “independent” directors in accordance with the Nasdaq listing requirements. Dr. Blatt is not considered independent because he is an employee of Aligos Therapeutics. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationship exists, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board are comprised entirely of directors determined by the Board to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.

Leadership Structure of the Board

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer and/or to implement a lead independent director in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. Dr. Blatt currently serves as our President and Chief Executive Officer and Chair of the Board and Mr. Nielsen currently serves as the lead independent director of our Board. In his role as lead independent director, Mr. Nielsen presides over the executive sessions of the Board and acts as a liaison between management and the Board.

Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. While our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines and approves or disapproves any related person transactions. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

Our Board has the following standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:

•	appoints our independent registered public accounting firm;

•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;

•	determines the terms of engagement of the independent registered public accounting firm;

•	reviews and approves the scope of the annual audit and the audit fee;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

•	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•

is responsible for reviewing our audited consolidated financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•	reviews our critical accounting policies and estimates;

•	establishes procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal controls or auditing matters;

•	discusses on a periodic basis, or as appropriate, with management, our policies and procedures with respect to risk assessment; and

•	reviews the Audit Committee charter and the committee’s performance at least annually.

The current members of our Audit Committee are James Scopa, K. Peter Hirth, Ph.D. and Jack B. Nielsen. Mr. Scopa serves as the chair of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Scopa is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. Under the rules of the SEC, members of the audit committee must also meet heightened independence standards. Our Board has determined that Mr. Scopa, Dr. Hirth and Mr. Nielsen are “independent” for audit committee purposes as that term is defined in the applicable rules of the SEC and Nasdaq.

The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Audit Committee charter is available to security holders on our website at https://investor.aligos.com/corporate-governance/governance-overview.

Compensation Committee

Our Compensation Committee oversees policies relating to compensation and benefits of our officers and employees. Among other things, the Compensation Committee:

•	reviews and approves or recommends corporate goals and objectives relevant to compensation of our executive officers, other than our Chief Executive Officer;

•	evaluates the performance of our executive officers in light of those goals and objectives and approves the compensation of these officers based on such evaluations;

•

reviews and approves or makes recommendations to our Board regarding the issuance of stock options and other awards under our stock plans to our executive officers, other than our Chief Executive Officer;

•

reviews the performance of our Chief Executive Officer and makes recommendations with respect to CEO compensation to our board of directors, which retains the authority to make compensation decisions relative to our Chief Executive Officer;

•	evaluates compliance with applicable compensation rules, regulations and guidelines and other law, as applicable; and

•	reviews the compensation committee charter at least annually and the performance of the compensation committee and its members, including compliance by the compensation committee, periodically.

The current members of our Compensation Committee are Carole Nuechterlein, J.D., K. Peter Hirth, Ph.D. and Bridget Martell, M.A., M.D. Ms. Nuechterlein serves as the chair of the committee. Each of the members of our Compensation Committee is independent under the applicable rules and regulations of Nasdaq, and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. The Committee’s charter permits it to delegate its authority and responsibilities to individual members of the Compensation Committee or to a subcommittee of Compensation Committee members, to the extent consistent with our certificate of incorporation and bylaws. A copy of the Compensation Committee charter is available to security holders on our website at https://investor.aligos.com/corporate-governance/governance-overview.

The Compensation Committee has retained Radford, which is part of the Rewards Solutions practice at Aon plc (“Radford”), a national executive compensation consulting firm. Radford was engaged to conduct market research and analysis on our various executive positions, to assist the committee in developing appropriate incentive plans for our executives on an annual basis, to provide the compensation committee with advice and ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals proposed by management and advice relating to the stock option exchange we completed in February 2024. In compliance with the disclosure requirements of the SEC regarding the independence of compensation consultants, Radford addressed each of the six independence factors established by the SEC with the Compensation Committee. Each of the responses affirmed the independence of Radford on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Radford does not raise any conflicts of interest or similar concerns.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to our Board concerning governance matters.

The current members of our Nominating and Corporate Governance Committee are Jack B. Nielsen and Carole Nuechterlein, J.D. Mr. Nielsen serves as the chair of the committee. Each of the members of our Nominating and Corporate Governance Committee is an independent director under the applicable rules and regulations of Nasdaq relating to Nominating and Corporate Governance Committee independence.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the Nominating and Corporate Governance Committee charter is available to security holders on the Company’s website at https://investor.aligos.com/corporate-governance/governance-overview.

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	experience as a board member of other companies, including service on the board of directors of another publicly held company;

•	professional and academic experience relevant to our industry;

•	strength of leadership skills;

•	experience in finance and accounting and/or executive compensation practices;

•	whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and

•	diversity of viewpoints, background, experience and other characteristics.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not later than 90 days prior to the date of the annual meeting or, if later, 10 days after the date on which public disclosure of the date of such annual meeting was first made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, indirect and direct interests in securities of the Company, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct material interests in any material contract or agreement between the nominating stockholder and any other participants in such solicitation, including, all information that would be required to be disclosure pursuant to Item 404 under Regulation S-K, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from the Secretary of the Company, at One Corporate Drive, 2nd Floor, South San Francisco, California 94080.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance

Our Board met 8 times during 2023. The Audit Committee met 4 times. The Compensation Committee met 6 times. The Nominating and Corporate Governance Committee met 2 times and the Pricing Committee met 1 time. During 2023, each Board member attended at least 75% of the meetings of the Board and of the committees of the Board on which he or she served, in each case, to the extent appointed as a Board member at the relevant time of each meeting. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory. In 2023, all of our directors attended the annual meeting of stockholders.

Stockholder Communications with the Board of Directors

Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Secretary of the Company, One Corporate Drive, 2nd Floor, South San Francisco, California 94080. The Secretary of the Company will forward the communication to the Board members.

Compensation Committee Interlocks and Insider Participation

During 2023, our Compensation Committee consisted of Ms. Nuechterlein, Dr. Martell, and Dr. Hirth. None of the members of our compensation committee during 2023 nor any of the current members of our compensation committee has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

Prohibition on Hedging, Pledging and Similar Transactions

All employees, officers, the non-employee members of our board of directors and certain consultants of the Company are subject to our Insider Trading Compliance Policy. The policy prohibits the covered individuals from purchasing or selling any of our securities while in possession of material nonpublic information.

Our Insider Trading Compliance Policy also prohibits covered individuals, including our NEOs, from (i) making short sales of our securities, (ii) engaging in transactions in puts, calls or other options or derivative instruments related to our securities, (iii) engaging in any hedging or similar transaction designed to decrease the risks associated with holding our securities and (iv) purchasing our securities on margin or pledging our securities as collateral.

Board Diversity

Among our six Board members, two Board members self-identify as women, five Board members self-identify as white, and one Board member did not disclose demographic background.

	Board Diversity Matrix as of April 26, 2024
Total Number of Directors	6

	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	1	—	—

TRANSACTIONS WITH RELATED PERSONS

We describe below transactions and series of similar transactions, since January 1, 2022, to which we were a party or will be a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years with any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.

Private Placement

In October 2023, we completed a private investment in public equity (“PIPE”) offering and entered into a securities purchase agreement pursuant to which we agreed to issue 31,429,266 shares of our common stock, pre-funded warrants to purchase an aggregate of 81,054,686 shares of our common stock (the “Pre-Funded Warrants”), and common warrants to purchase an aggregate of 56,241,973 shares of our common stock (the “Common Warrants”, and together with the Pre-Funded Warrants, the “Warrants”). Each Warrant is exercisable for one share of common stock. The Company received gross proceeds of approximately $92.1 million. The table below sets forth the number of shares of common stock and Warrants sold to our directors, executive officers or owners of more than 5% of our capital stock, or an affiliate or immediate family member thereof. For a summary of the beneficial ownership of shares of our common stock held by our directors, executive officers and owners of more than 5% of our capital stock, see the section entitled “Security Ownership of Certain Beneficial Owners and Management”.

Name	Shares of Common Stock	Shares of Common Stock Issuable Upon the Exercise of Common Warrants	Shares of Common Stock Issuable Upon the Exercise of Pre-Funded Warrants	Total Purchase Price
Entities affiliated with Baker Brothers(1)	—	22,583,007	45,166,015	$36,999,999.49
Roche Finance Ltd.(2)	7,933,601	3,966,800	—	$6,499,999.30
Entities affiliated with EcoR1 Capital, LLC(3)	2,441,108	3,051,608	3,662,109	$4,999,999.48
Entities affiliated with Hillhouse Capital Advisors, Ltd(4)	2,441,108	1,220,554	—	$1,999,999.78
James Scopa(5)	183,083	91,541	—	$149,999.91
Lawrence Blatt, Ph.D.(6)	610,277	305,138	—	$499,999.95

Total	13,609,177	31,218,648	48,828,124	$51,149,997.91

(1)

Entities affiliated with Baker Brothers Life Sciences, L.P. were the beneficial owners of more than 5% of our capital stock at the time of the closing of the transaction. The Warrants held by entities affiliated with Baker Brothers Life Sciences, L.P. are subject to a beneficial ownership limitation that precludes those funds from exercising any portion of the Warrants to the extent that, following the exercise, those funds’ beneficial ownership of common stock would exceed 4.99% of the total number of outstanding shares.

(2)

Roche Finance Ltd. was a beneficial owner of more than 5% of our capital stock at the time of the closing of the transaction. Carole Nuechterlein, J.D., who is a member of our board of directors, is an affiliate of Roche Finance Ltd. The Warrants held by Roche Finance Ltd. are subject to a beneficial ownership limitation that precludes Roche Holding from exercising any portion of the Warrants to the extent that, following the exercise, Roche Holding’s beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares.

(3)

Entities affiliated with EcoR1 Capital, LLC were the beneficial owners of more than 5% of our capital stock at the time of the closing of the transaction. The Warrants held by entities affiliated with EcoR1 Capital, LLC are subject to a beneficial ownership limitation that precludes those funds from exercising any portion of the Warrants to the extent that, following the exercise, those funds’ beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares.

(4)

Entities affiliated with Hillhouse Capital Advisors, Ltd were the beneficial owners of more than 5% of our capital stock at the time of the closing of the transaction. The Warrants held by entities affiliated with Hillhouse Capital Advisors, Ltd are subject to a beneficial ownership limitation that precludes those funds from exercising any portion of the Warrants to the extent that, following the exercise, those funds’ beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares.

(5)

James Scopa is a member of our board of directors. The Warrants held by Mr. Scopa are subject to a beneficial ownership limitation that precludes Mr. Scopa from exercising any portion of the Warrants to the extent that, following the exercise, Mr. Scopa’s beneficial ownership of common stock would exceed 19.99% of the total number of outstanding shares.

(6)

Lawrence M. Blatt, Ph.D. is a member of our board of directors and one of our executive officers. The Warrants held by Dr. Blatt are subject to a beneficial ownership limitation that precludes Dr. Blatt from exercising any portion of the Warrants to the extent that, following the exercise, Dr. Blatt’s beneficial ownership of common stock would exceed 19.99% of the total number of outstanding shares.

Director and Executive Officer Compensation

See “Executive Compensation” and “Director Compensation” for information regarding compensation of directors and executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation-Narrative to 2023 Summary Compensation Table and Outstanding Equity Awards at 2023 Fiscal Year End.”

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

DIRECTOR COMPENSATION

In connection with the initial public offering of our common stock, we implemented a compensation program for our non-employee directors that we amended in April 2023 (the “Director Compensation Program”). Pursuant to the Director Compensation Program, during 2023, our non-employee directors were eligible to receive cash compensation as follows:

•	Each non-employee director is entitled to an annual cash retainer in the amount of $40,000 per year.

•	A non-executive chair of the Board will receive an additional annual cash retainer in the amount of $30,000 per year.

•

The chairperson of the audit committee will receive additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee will receive additional annual cash compensation in the amount of $7,500 per year for such member’s service on the audit committee.

•

The chairperson of the compensation committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the compensation committee.

•

The chairperson of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $8,000 per year for such chairperson’s service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $4,000 per year for such member’s service on the nominating and corporate governance committee.

Under the Director Compensation Program, each non-employee director will automatically be granted an option to purchase 40,000 shares of our common stock upon such director’s initial appointment or election to our Board (the “Initial Grant”), and each non-employee director who has been serving on the board for at least four months will automatically be granted an option to purchase 20,000 shares of our common stock on the date of each annual stockholder’s meeting (the “Annual Grant”). The Initial Grant will vest in substantially equal monthly installments for three years from the date of grant, subject to continued service through each applicable vesting date. The Annual Grant will vest on the earlier of the first anniversary of the date of grant or the date of the next annual stockholder’s meeting, subject to continued service through the vesting date.

We also provide reimbursement to our non-employee directors for their reasonable expenses incurred in attending meetings of our board of directors and committees of our board of directors.

Director Compensation Table

The following table sets forth information concerning the compensation earned by our non-employee directors during the year ended December 31, 2023. Dr. Blatt, who serves as our President and Chief Executive Officer, and Leonid Beigelman, Ph.D., who, prior to resigning from our Company, served as our President, did not receive any additional compensation for their service on our board of directors. Their compensation as employees is set forth below under “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Option Awards($)(1)	All Other Compensation ($)	Total ($)
Jack Nielson	80,500	12,900	—	93,400
K. Peter Hirth, Ph.D.	47,500	12,900	—	60,400
Carole Nuechterlein, J.D.(2)	—	12,900	—	12,900
James Scopa	55,000	12,900	—	67,900
Bridget Martell, M.A., M.D.	40,000	12,900	—	52,900
Thomas Woiwode, Ph.D.(3)	22,870	—	—	22,870

(1)

Amounts shown represent the grant date fair value of options granted during fiscal year 2023 as calculated in accordance with ASC Topic 718. See Note 9 of the financial statements included in our Form 10-K filed on March 12, 2024 for the assumptions used in calculating this amount. Each non-employee director who was serving and continued service on our board following the 2023 annual meeting of stockholders was granted an annual award of stock options to purchase 20,000 shares of our common stock on July 20, 2023.

The following table sets forth the option awards held by our non-employee directors as of December 31, 2023. Dr. Woiwode did not hold any option awards as of December 31, 2023, and none of our non-employee directors held stock awards as of December 31, 2023.

Name	Shares Underlying Options (#)
Jack Nielson	50,000
K. Peter Hirth, Ph.D.	50,000
Carole Nuechterlein, J.D.	50,000
James Scopa	65,000
Bridget Martell, M.A., M.D.	65,000

(2)	Ms. Nuechterlein waived cash compensation for her services as a non-employee director.
(3)	Dr. Woiwode resigned from our board of directors as of July 20, 2023.

EXECUTIVE OFFICERS

The following is biographical information for our executive officers, including their ages as of April 26, 2024.

Name	Age	Position(s)
Lawrence M. Blatt, Ph.D.	62	Chair, President, Chief Executive Officer and Director
Lesley Ann Calhoun	58	Executive Vice President, Chief Financial Officer
Julian A. Symons, D.Phil.	63	Executive Vice President, Chief Scientific Officer
Matthew W. McClure, M.D.	53	Executive Vice President, Chief Medical Officer

The biographical information of Dr. Blatt is included above under “Proposal No. 1 – Election of Directors.”

Lesley Ann Calhoun has served as our Executive Vice President, Chief Financial Officer since June 2020. Ms. Calhoun has served as a Director of Tango Therapeutics, Inc., a publicly traded biotechnology company since March 2021, and also serves as the Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee. From August 2016 to June 2020, Ms. Calhoun served in various roles at Global Blood Therapeutics, Inc., a drug discovery, development and commercial-stage biopharmaceutical company, including most recently as Senior Vice President, Finance & Administration and Chief Accounting Officer. Prior to these roles, Ms. Calhoun served as Vice President of Finance at Hyperion Therapeutics, Inc., a commercial stage biopharmaceutical company, from January 2013 to September 2015, continuing in her role after it was acquired by Horizon Pharma pie, a pharmaceutical company, in May 2015. Ms. Calhoun also previously served as Senior Director of Finance, Corporate Controller at Innoviva, Inc. (formerly Theravance, Inc.), a biopharmaceutical company, from August 2005 to January 2013. Earlier in her career, Ms. Calhoun was a member of the audit practice of Deloitte & Touche LLP from 1989 to 2001. Ms. Calhoun received her B.S. in Business Administration with a concentration in Accounting from San Francisco State University, College of Business and is a Certified Public Accountant (inactive).

Julian A. Symons, D.Phil., has served as our Executive Vice President, Chief Scientific Officer since May 2018. Prior to joining the Company, from January 2010 to March 2015, Dr. Symons served in various roles at Alios BioPharma, Inc., which was acquired by Janssen Pharmaceutical Companies of Johnson & Johnson, a pharmaceutical company, in November 2014, including Senior Director, Product Development from January 2013 to March 2015, and Vice President, Disease Area Research & Development Leader, Respiratory Infections from March 2015 to April 2018. Prior to his time with Alios BioPharma, Inc., Dr. Symons held positions with the Pharmaceutical Division of F. Hoffman-La Roche Ltd (1999 – 2010) and the Departments of Medicine at the University of Edinburgh (1986 – 1990), University of Sheffield (1990 – 1994) and the Sir William Dunn School of Pathology, University of Oxford (1994 – 1999). Dr. Symons received a B.Sc. (Hons) I in Biochemistry and Physiology from the University of Central Lancashire, UK and a D.Phil. in Immunology and Autoimmunity from the University of York, UK.

Matthew W. McClure, M.D., has served as our Executive Vice President and Chief Medical Officer since August 2019. Prior to joining the Company, Dr. McClure served as Chief Medical Officer at Second Genome, a biotechnology company, from March 2018 to June 2019. From November 2012 to March 2018, Dr. McClure served as Senior Director at Alios BioPharma. Dr. McClure received a B.S. in Biochemistry and Cell Biology from the University of California, San Diego, and an M.D. from Duke University.

EXECUTIVE COMPENSATION

The following is a discussion and analysis of compensation arrangements of our named executive officers (“NEOs”). As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2023 were as follows:

•	Lawrence M. Blatt, Ph.D., President and Chief Executive Officer;

•	Julian Symons, D.Phil., Executive Vice President, Chief Scientific Officer;

•	Matthew W. McClure, M.D., Executive Vice President and Chief Medical Officer; and

•	Leonid Beigelman, Ph.D., former President. Dr. Beigelman resigned from his position as President and terminated employment with us on December 1, 2023.

2023 Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the fiscal year ended on December 31, 2023.

Name and principal position	Year	Salary ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Lawrence M. Blatt, Ph.D.	2023	587,495	311,690	393,179	52,094	1,344,458
President and Chief Executive Officer	2022	548,653	1,018,403	241,408	42,664	1,851,128
Julian Symons, D.Phil.	2023	473,669	100,804	215,993	45,853	836,319
Executive Vice President, Chief Scientific Officer	2022	455,451	328,189	151,210	12,000	946,850
Matthew McClure, M.D.	2023	481,993	97,338	219,789	38,604	837,724
Executive Vice President, Chief Medical Officer
Leonid Beigelman, Ph.D.(4)	2023	444,265	156,674	—	354,188	955,127
Former President	2022	464,094	713,811	167,074	33,265	1,378,244

(1)

Amounts shown represent the grant date fair value of options granted during fiscal year 2023 as calculated in accordance with ASC Topic 718. See Note 9 of the financial statements included in our Form 10-K filed on March 12, 2024 for the assumptions used in calculating these amounts.

(2)

Amounts shown represent the annual performance-based cash bonuses earned by our NEOs based on the achievement of certain performance objectives during 2023. These amounts were paid to the NEOs in early 2024. Please see the descriptions of the annual performance bonuses paid to our named executive officers under “2023 bonuses” below.

(3)

$12,000 of the amount shown for 2023 for each NEO represents matching contributions under our 401(k) plan. $6,241,and $4,080 of the amount shown for Dr. Blatt, and Dr. Beigelman, respectively, represents health insurance premiums that we pay on the NEO’s behalf. Dr. Beigelman’s amount also includes $241,329 paid to him as severance, $26,712 of Company paid COBRA premiums and $41,765 of accrued paid time off cashed out in connection with his termination of employment.

(4)	Dr. Beigelman resigned as President and terminated employment with us as of December 1, 2023.

Narrative to Summary Compensation Table

2023 Salaries

Our NEOs each receive a base salary to compensate the NEO for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Effective as of January 1, 2023, Drs. Blatt, Symons, McClure and Beigelman had an annual base salary of $570,600, $473,669, $481,993 and $482,658, respectively. Effective as of July 20, 2023, Dr. Blatt’s annual base salary was increased to $608,400.

Our board of directors and compensation committee may adjust base salaries from time to time in their discretion.

2023 Bonuses

We maintain an annual performance-based cash bonus program in which each of our NEOs participated in 2023 Each NEO’s target bonus is expressed as a percentage of the NEO’s annual base salary which can be achieved by meeting company or, for Drs. Symons and McClure, individual goals at target level. The 2023 annual bonuses for Drs. Blatt, Symons, McClure and Beigelman were targeted at 55%, 40%, 40% and 45%, respectively, of the NEO’s base salary.

In January 2024, our compensation committee and, with respect to Dr. Blatt, our board of directors determined that the corporate goals established under our annual performance-based cash bonus program had been achieved at 117.5% of target and that Drs. Symons and McClure’s individual goals, which comprise 20% of the NEO’s target bonus opportunity, had been achieved at 100% of target. Dr. Beigelman resigned on December 1, 2023 and did not receive a 2023 annual bonus. The actual amounts of the 2023 annual bonus paid to each NEO for 2023 performance are set forth above in the Summary compensation table in the column titled “Non-equity incentive plan compensation.”

Equity-based Compensation

In March 2023, as part of our annual refresh cycle, we granted each of Drs. Blatt, Symons, McClure and Beigelman an option to purchase 242,500, 78,750, 75,000 and 169,500 shares of our common stock, respectively, for an exercise price per share of $1.34. In September 2023, additional options were granted to each of Drs. Blatt, Symons and McClure an option to purchase 150,000, 48,000 and 48,000 shares of our common stock, respectively, for an exercise price per share of $0.84. The options vest and become exercisable as to 1/48th of the shares on each monthly anniversary of the date of grant, subject to continued service through the applicable vesting date.

Other Elements of Compensation

Retirement Savings and Health and Welfare Benefits

The Company currently maintains a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We match 100% of a participant’s annual eligible contribution to the 401(k) plan, up to $12,000. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental, vision and legal benefits; short-term and long-term disability and critical illness and accident insurance; and life and AD&D insurance.

Perquisites and Other Personal Benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to an NEO when we believe it is necessary to attract or retain the NEO. In 2023, except for amounts paid on behalf of Drs. Blatt and Beigelman for the employee portion of health and welfare plan premiums, we did not provide any perquisites or personal benefits to our NEOs not otherwise made available to our other employees.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2023.

			Option Awards
Name	Vesting commencement date(1)		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise Price ($)	Option Expiration Date
Lawrence M. Blatt, Ph.D.	3/15/2023		45,468	197,032	1.34	3/15/2033
	9/8/2023		15,624	134,376	0.84	9/8/2033
	7/7/2022		57,268	104,432	1.41	7/7/2032
	2/4/2022		148,225	175,175	3.06	2/4/2032
	2/4/2022	(2)		80,850	3.06	2/4/2032
	12/1/2020		337,500	112,500	16.18	12/1/2030
	12/23/2019		858,396	—	3.45	2/19/2030
Julian Symons, D.Phil.	3/15/2023		14,765	63,985	1.34	3/15/2033
	9/8/2023		4,999	43,001	0.84	9/8/2033
	7/7/2022		17,708	32,292	1.41	7/7/2032
	2/4/2022		48,125	56,875	3.06	2/4/2032
	2/4/2022	(2)		26,250	3.06	2/4/2032
	12/1/2020		150,000	50,000	16.18	12/1/2030
	12/23/2019		59,111	—	3.45	2/19/2030
Matthew McClure.	3/15/2023		14,062	60,938	1.34	3/15/2033
	9/8/2023		4,999	43,001	0.84	9/8/2033
	7/7/2022		16,291	29,709	1.41	7/7/2032
	2/4/2022		42,166	49,834	3.06	2/4/2032
	2/4/2022	(2)		23,000	3.06	2/4/2032
	12/1/2020		191,719	63,907	16.18	12/1/2030
	12/23/2019		53,648	—	3.45	2/19/2030
Leonid Beigelman, Ph.D.	3/15/2023		28,250	—	1.34	2/29/2024
	7/7/2022		37,666	—	1.41	2/29/2024
	2/4/2022		99,225	—	3.06	2/29/2024
	12/1/2020		225,000	—	16.18	2/29/2024
	12/23/2019		262,659	—	3.45	2/29/2024

(1)

Except as otherwise noted, the option vests and become exercisable in equal monthly installments through the fourth anniversary of the vesting commencement date, subject to the holder’s continuing to provide services to us through the applicable vesting date.

(2)	The option vests and becomes exercisable in full on the third anniversary of the vesting commencement date, subject to the holder’s continuing to provide services to us through the vesting date.

Narrative to 2023 Summary Compensation Table and Outstanding Equity Awards at 2023 Fiscal Year End

Executive Compensation Arrangements

Amended and Restated Employment Agreements

Effective as of February 10, 2021, we entered into amended and restated employment agreements with Drs. Blatt and Beigelman that supersede their prior employment agreements. Dr. Beigelman’s amended and restated employment agreement was superseded by the Separation and General Release Agreement entered into between Dr. Beigelman and the Company on November 20, 2023 (the “Beigelman Separation Agreement”) as described below under the heading “Separation and General Release Agreement”. The amended and restated employment agreements provide for an initial annual base salary of $548,654 for Dr. Blatt and $464,094 for Dr. Beigelman. The employment agreements entitle Drs. Blatt and Beigelman to an annual performance bonus targeted at 55% of annual base salary for Dr. Blatt and 45% of annual base salary for Dr. Beigelman.

In the event Dr. Blatt or Beigelman resigns for good reason or we terminate Dr. Blatt’s or Beigelman’s employment without cause (in each case as defined in the amended and restated employment agreement), he is entitled to (i) an amount equal to the sum of (x) his annual base salary (as of the date of termination) and (y) the bonus earned for the calendar year preceding termination of employment, payable in equal installments, (ii) 12 months of COBRA reimbursement, (iii) vesting acceleration for any equity award held by him that would have vested within 12 months following termination of employment (except for any performance-vesting awards, which will be governed by the terms of the applicable award agreement) and (iv) each option held by him that is vested as of the date of termination will remain exercisable until the 12-month anniversary of his termination of employment.

In the event Dr. Blatt or Beigelman resigns for good reason or we terminate Dr. Blatt’s or Beigelman’s employment without cause, in each case, within the twelve month period commencing a “change in control” (as defined therein) he is entitled to (i) an amount equal to the 1.5 times (or in the case of Dr. Beigelman, 1 times) the sum of (x) his annual base salary (as of the date of termination) and (y) target annual bonus, payable in a lump sum, (ii) 18 months of COBRA reimbursement (or in the case of Dr. Beigelman, 12 months), (iii) vesting acceleration for any equity award and each performance-vesting awards will be deemed earned at the greater of target or actual achievement measured as of date of termination of employment (to the extent then measurable) and (iv) each option held by him that is vested as of the date of termination will remain exercisable until the 12-month anniversary of his termination of employment.

Drs. Blatt and Beigelman must timely deliver an effective release of claims to us and comply with his restrictive covenant agreement in order to be eligible for the foregoing severance benefits.

For purposes of the amended and restated employment agreements, “cause” means (i) material breach of any of the executive’s representations or obligations contained in the employment agreement, including a willful failure or refusal to perform the job duties and responsibilities assigned to him by us, which if such material breach is reasonably susceptible of cure is not cured after thirty days have elapsed following the date on which we give written notice of such breach; (ii) conviction, or plea of guilty or nolo contendere, of any felony or any crime involving moral turpitude; (iii) participation in a fraud, act of dishonesty or misappropriation or similar conduct against us; (iv) conduct that is materially injurious to us or our affiliates or subsidiaries, monetarily or otherwise; (v) improper use or disclosure of our confidential or proprietary information; or (vi) obtaining a direct or indirect personal benefit from the transfer or use of our trade secrets or intellectual property other than on our behalf.

For purposes of the amended and restated employment agreements, “good reason” means, subject to notice and cure, the continuance of any of the following events without the executive’s written consent: (i) any material breach of the terms of the employment agreement by us; (ii) any material restriction or diminution in the executive’s responsibilities; (iii) introduction of a requirement that Dr. Blatt report to an officer or employee instead of directly to the board or that Dr. Beigelman report to anyone other than the Chief Executive Officer; (iv) any change in the location of the executive’s principal place of employment that increases the executive’s one-way commute in excess of fifty miles from the executive’s principal place of employment prior to such change; and (v) any material failure by us to pay the executive’s annual base salary, earned bonuses, or benefits that the executive is entitled to receive under the employment agreement, or any material reduction by us of the executive’s annual base salary under the employment agreement, provided, however, that if we institute a company-wide reduction in salaries, bonuses and benefits for other executive management team members, such reduction will not be deemed material.

For purposes of the amended and restated employment agreements, “change in control” is defined as such term is defined in the 2020 Incentive Award Plan; provided, that such transaction must also constitute a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

Executive Change in Control Severance Agreement

We entered into a change in control severance agreement with each of Dr. Symon and Dr. McClure. The change in control severance agreements provide that, in the event the NEO’s employment is terminated by us other than for “cause” (as defined therein) or the NEO resigns for “good reason” (as defined therein), the severance will consist of (i) 9 months of base salary payable in equal installments, (ii) 9 months of COBRA reimbursement, (iii) vesting acceleration for any equity award held by the NEO that would have vested within 9 months following termination of employment (except for any performance-vesting awards, which will be governed by the terms of the applicable award agreement) and (iv) each option held by the NEO that is vested as of the date of termination will remain exercisable until the 12-month anniversary of the NEO’s termination of employment. The change in control severance agreement also provides that, in the event the NEO’s employment is terminated by us other than for cause or the NEO resigns for good reason, and that termination or resignation occurs within the period commencing 3 months prior to the consummation of a change in control and ending 12 months after a change in control, the severance will consist of (i) one times the sum of (x) the NEO’s base salary and (y) target annual bonus assuming achievement of performance goals at 100%, (ii) 12 months of COBRA reimbursement, (iii) vesting acceleration for any equity award and each performance-vesting awards will be deemed earned at the greater of target or actual achievement measured as of date of termination of employment (to the extent then measurable) and (iv) each option held by the NEO that is vested as of the date of termination will remain exercisable until the 12-month anniversary of the NEO’s termination of employment. The NEO must timely deliver an effective release of claims to us and comply with the NEOs restrictive covenant agreement in order to be eligible for the foregoing severance benefits.

For purposes of each NEO’s change in control severance agreement, “cause” is defined as (i) a material breach of any representations or obligations contained in any offer letter or employment agreement between the NEO and us, including the NEO’s willful failure or refusal to perform the job duties and responsibilities assigned to the NEO by us, which if such material breach is reasonably susceptible of cure is not cured after thirty (30) days have elapsed following the date on which we give the NEO written notice of such breach; (ii) conviction of, or plea of guilty or nolo contendere to, any felony or any crime involving moral turpitude; (iii) participation in a fraud, act of dishonesty or misappropriation or similar conduct against us; (iv) conduct that is materially injurious to us or our affiliates or subsidiaries, monetarily or otherwise; (v) improper use or disclosure of our confidential or proprietary information; or (vi) obtaining a direct or indirect personal benefit from the transfer or use of our trade secrets or intellectual property other than on our behalf.

For purposes of each NEO’s change in control severance agreement, “good reason” means, subject to notice and cure, the occurrence of any of the following events without the NEO’s consent: (i ) any material breach of the terms of the change in control severance agreement by us; (ii) any material restriction or diminution in the NEO’s duties or responsibilities; (iii) any change in the location of the NEO’s principal place of employment that increases the NEO’s one-way commute in excess of fifty (50) miles from the NEO’s principal place of employment prior to such change; (iv) any material failure by us to pay the NEO’s base salary, bonuses that the NEO has earned, or benefits that the NEO is entitled to receive under the NEO’s offer letter, or any material reduction by us of the NEO’s base salary under the NEO’s offer letter, provided, however, that if we institute a company-wide reduction in salaries, bonuses and benefits for other executive management team members, such reduction shall not be deemed “material” for this definition.

For purposes of each NEO’s change in control severance agreement “change in control” is defined as such term is defined in the 2020 Incentive Award Plan; provided, that such transaction must also constitute a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

Separation and General Release Agreement

On November 20, 2023, we entered into the Beigelman Separation Agreement with Dr. Beigelman in connection with his resignation from his position as President as of December 1, 2023. In exchange for a general release of claims, pursuant to the terms of the Beigelman Separation Agreement, we agreed to pay Dr. Beigelman $241,329 through continued salary payments over 6 months following his termination of employment and to pay Dr. Beigelman’s COBRA premiums for continued health care coverage for 12 months following his termination of employment.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2023, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)(c)
Equity Compensation Plans Approved by Stockholders(1)(2)(3)	10,510,958	$6.38	3,333,122	(4)
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	10,510,958	$6.38	3,333,122

(1)

Consists of the 2020 Incentive Award Plan (the “2020 Plan”) and the Aligos Therapeutics, Inc. Employee Stock Purchase Plan (the “ESPP”) and the Aligos Therapeutics, Inc. 2018 Equity Incentive Plan (the “2018 Plan”). Following the Company’s initial public offering, no new awards are granted under the 2018 Plan and the remaining shares available for issuance under the 2018 Plan became available for issuance under the 2020 Plan.

(2)

The 2020 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2021 and ending in 2030 equal to the lesser of (A) five percent of the shares of stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 32,672,731 shares of stock may be issued upon the exercise of incentive stock options.

(3)

The ESPP contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance under such plan shall be increased on the first day of each year beginning in 2021 and ending in 2030 equal to the lesser of (A) one percent of the shares of stock outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, no more than 6,534,546 shares of stock may be issued under the ESPP. As of December 31, 2023, up to a maximum of 551,532 shares (which are not included in column (a) above) may be purchased in the current purchase period which runs until May 15, 2024 under the Employee Stock Purchase Plan, based on enrollment as of December 31, 2023.
(4)	Consists of 1,992,349 shares available for issuance under the 2020 Plan and 1,340,773 shares available for issuance under the ESPP as of December 31, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information as to the beneficial ownership of our common stock as of March 31, 2024 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each named executive officer as set forth in the summary compensation table above;

•	each of our directors; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2024 are deemed to be outstanding and to be beneficially owned by the person holding the stock options for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Percentage ownership of our common stock in the table is based on 72,576,183 shares of our common stock issued and outstanding on March 31, 2024. The table below does not reflect ownership of outstanding shares of our non-voting common stock. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and Schedules 13G, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Aligos Therapeutics, Inc., One Corporate Drive, 2nd Floor, South San Francisco, California 94080.

	Beneficial Ownership
Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Number of Shares Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percentage of Beneficial Ownership
5% and Greater Stockholders:
Roche Finance Ltd(1)	11,025,941	—	11,025,941	15.2%
Entities affiliated with Vivo Capital(2)	3,547,030	—	3,547,030	4.9%
Entities affiliated with Hillhouse Capital Advisors, Ltd.(3)	5,971,426	—	5,971,426	8.2%
Entities affiliated with EcoR1 Capital, LLC(4)	7,264,147	—	7,264,147	10.0%
Entities affiliated with Baker Brothers(5)	3,664,013	—	3,664,013	5.0%
Entities affiliated with Armistice Capital(6)	7,214,823	—	7,214,823	9.9%
Entities affiliated with Alyeska Investment Group(7)	7,176,767	—	7,176,767	9.9%
Entities affiliated with Deep Track(8)	7,295,967	—	7,295,967	10.1%
Named Executive Officers and Directors:
Lawrence M. Blatt, Ph.D.(9)	2,454,435	1,074,712	3,529,147	4.8%
Julian A. Symons, D.Phil.(10)	394,064	117,994	512,058	*
Matthew McClure, M.D.(11)	92,383	109,605	201,988	*
Leonid Beigelman, Ph.D.(12)	1,510,352	—	1,510,352	2.1%
James Scopa(13)	274,624	15,000	289,624	*
Jack B. Nielsen(14)	—	15,000	15,000	*
K. Peter Hirth, Ph.D.(15)	59,549	15,000	74,549	*
Carole Nuechterlein, J.D.(16)	—	15,000	15,000	*
Bridget Martell, M.A., M.D.(17)	—	15,000	15,000	*
All directors and executive officers as a group (10 persons)(18)	4,835,428	1,661,625	6,497,053	8.75%

*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1)

Based solely on the Schedule 13G filed with the SEC on November 7, 2023 by Roche Finance Ltd (“Roche Finance”) and Roche Holding Ltd (“Roche Holding”), reflecting information as of October 25, 2023. Consists of 11,025,941 shares of our common stock directly held by Roche Finance. Roche Holding and Roche Finance, its wholly-owned subsidiary, may be deemed to have beneficial ownership of (i) 11,025,941 shares of our common stock and (ii) common warrants to purchase 7,933,601 shares of common stock, which warrants are subject to a beneficial ownership limitation that precludes Roche Holding from exercising any portion of them to the extent that, following the exercise, the Roche Holding’s beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares. Roche Finance and Roche Holding have shared voting and dispositive power over the shares reported. The address reported on the Schedule 13G for each of these persons is Grenzacherstrasse 122, 4070 Basel, Switzerland.

(2)

Based solely on the Schedule 13G filed with the SEC on October 28, 2020 by Vivo Capital VIII, LLC (“Vivo Capital VIII”), reflecting information as of October 20, 2020. Consists of 3,547,030 shares of common stock held of record by Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. Vivo Capital VIII, LLC is the general partner of both Vivo Capital Fund VIII, L.P. and Vivo Capital Surplus Fund VIII, L.P. The voting members of Vivo Capital VIII, LLC are Dr. Frank Kung, Dr. Edgar Engleman and Shan Fu, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares. The address reported on the Schedule 13G for each of these entities is 192 Lytton Avenue, Palo Alto, CA 94301.

(3)

Based solely on the Schedule 13G filed with the SEC on February 14, 2024 by HHLR Advisors, Ltd. (“HHLR”) and Hillhouse Investment Management, Ltd. (“HIM”), reflecting information as of December 31, 2023. Consists of 1,906,191 shares of our common stock held by funds managed by HIM and 4,065,235 shares of our common stock directly held by funds managed by HHLR, which includes (i) 2,844,681 shares of common stock and (ii) common warrants to purchase 1,220,554 shares of common stock, which warrants are subject to a beneficial ownership limitation that precludes entities affiliated with Hillhouse Capital Advisors, Ltd. from exercising any portion of them to the extent that, following the exercise, such entities’ beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares. HHLR acts as the sole investment manager of each of HHLR Fund, L.P. (“HHLR Fund”) and YHG Investment, L.P. (“YHG”). HHLR is deemed to be the beneficial owner of, and to control the voting and investment power of, the shares of our common stock held by HHLR Fund and YHG. HIM acts as the sole management company of Hillhouse Fund IV (“HFIV”). ATI Holdings LLC (“ATI”) is wholly owned by HFIV. HIM is deemed to be the beneficial owner of, and to control the voting power of, the common stock held by ATI. HHLR and HIM are under common control and share certain policies, personnel and resources. Accordingly, each of HHLR and HIM has shared voting and dispositive power of the common stock beneficially owned by each of HHLR and HIM. The address reported on the Schedule 13G for each of these entities is Office #122, Windward 3 Building, Regatta Office Park, West Bay Road, Grand Cayman, Cayman Islands, KY1-9006.

(4)

Based solely on the Schedule 13G filed with the SEC on February 14, 2024 by EcoR1 Capital, LLC (“EcoR1 Capital”), reflecting information as of December 31, 2023. Consists of (i) 6,389,468 shares of our common stock and (ii) warrants to purchase 874,679 shares of common stock, which warrants are subject to a beneficial ownership limitation that precludes EcoR1 Capital from exercising any portion of them to the extent that, following the exercise, EcoR1 Capital’s beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares. EcoR1 Capital and Oleg Nodelman may be deemed to have shared voting and dispositive power over 7,264,147 shares, and EcoR1 Capital Fund Qualified, L.P. (“Qualified Fund”) may be deemed to have shared voting and dispositive power over 6,847,915 shares. Each of EcoR1 Capital and Oleg Nodelman and Qualified Fund may be deemed to have beneficial ownership of (i) pre-funded warrants to purchase 3,662,109 shares of common stock, and (ii) common warrants to purchase 3,051,608 shares of common stock, which warrants are subject to a beneficial ownership limitation that precludes those funds from exercising any portion of them to the extent that, following the exercise, those funds’ beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares. The address reported on the Schedule 13G for EcoR1 Capital, the Qualified Fund and Oleg Nodelman is 357 Tehama Street #3, San Francisco, CA 94103.

(5)

Based solely on the Schedule 13G filed with the SEC on February 14, 2024 by Baker Bros. Advisors LP (“BBA”), Baker Bros. Advisors (GP) LLC (“BBA-GP”), Felix J. Baker and Julian C. Baker, reflecting information as of December 31, 2023. Consists of 264,369 shares of our common stock held by 667, L.P. and 3,399,644 shares of our common stock held by Baker Brothers Life Sciences, L.P. (together with 667, L.P., the “BBA Funds”). The BBA funds may be deemed to have beneficial ownership of (i) pre-funded warrants to purchase 45,166,015 shares of common stock, and (ii) common warrants to purchase 22,583,007 shares of common stock, which warrants are subject to a beneficial ownership limitation that precludes those funds from exercising any portion of them to the extent that, following the exercise, those funds’ beneficial ownership of common stock would exceed 4.99% of the total number of outstanding shares. BBA is the investment advisor to the BBA Funds and has the sole voting and investment power with respect to the shares held by the BBA Funds. BBA-GP is the sole general partner of BBA. The managing members of BBA-GP are Julian C. Baker and Felix J. Baker and may be deemed to share voting and dispositive power over the shares held by the BBA Funds. The address of the BBA Funds is 860 Washington Street, 3rd Floor, New York, NY 10014.

(6)

Based solely on the Schedule 13G filed with the SEC on February 14, 2024 by Armistice Capital, LLC (“Armistice Capital”) and Steven Boyd, reflecting information as of December 31, 2023 and consists of 7,214,823 shares of our common stock. Armistice Capital and Steven Boyd may be deemed to have beneficial ownership of (i) pre-funded warrants to purchase 17,578,125 shares of common stock, and (ii) common warrants to purchase 12,206,614 shares of common stock, which warrants are subject to a beneficial ownership limitation that precludes those funds from exercising any portion of them to the extent that, following the exercise, those funds’ beneficial ownership of common stock would exceed 4.99% of the total number of outstanding shares. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of our securities, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Issuer held by the Master Fund and thus may be deemed to beneficially own the securities of the Issuer held by the Master Fund. Steven Boyd as the managing member of Armistice Capital, may be deemed to beneficially own our securities held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of our securities directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The address of the Armistice Capital and Steven Boyd is 510 Madison Ave, 7th Floor, New York, NY 10022.

(7)

Based solely on the Schedule 13G filed with the SEC on February 14, 2024 by Alyeska Investment Group, L.P. (“Alyeska Investment Group”), Alyeska Fund GP, LLC (“Alyeska Fund”) and Anand Parekh reflecting information as of December 31, 2023, and consists of (i) 5,000,508 shares of our common stock and (ii) warrants to purchase 2,176,259 shares of common stock. Alyeska Investment Group, Alyeska Fund and Anand Parekh may be deemed to have beneficial ownership of (i) pre-funded warrants to purchase 2,441,406 shares of common stock, and (ii) common warrants to purchase 3,661,811 shares of common stock, which warrants are subject to a beneficial ownership limitation that precludes those funds from exercising any portion of them to the extent that, following the exercise, entities affiliated with Alyeska Investment Group’s beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares. The address of Alyeska Investment Group, Alyeska Fund and Anand Parekh is 77 West Wacker Drive, 7th Floor, Chicago, Illinois 60601.

(8)

Based solely on the Schedule 13G filed with the SEC on February 14, 2024 by Deep Track Capital, LP (“Deep Track Capital”), Deep Track Biotechnology Master Fund, Ltd. (“Deep Track Biotechnology”) and David Kroin, reflecting information as of December 31, 2023, and consists of (i) 6,102,770 shares of our common stock and (ii) warrants to purchase 1,193,197 shares of common stock. Deep Track Capital, Deep Track Biotechnology and David Kroin may be deemed to have beneficial ownership of (i) pre-funded warrants to purchase 12,207,031 shares of common stock, and (ii) common warrants to purchase 9,154,900 shares of common stock, which warrants are subject to a beneficial ownership limitation that precludes them from exercising any portion of them to the extent that, following the exercise, entities affiliated with Deep Track’s beneficial ownership of common stock would exceed 9.99% of the total number of outstanding shares. The principal business address of Deep Track Capital, Deep Track Biotechnology and David Kroin is c/o Walkers Corporate Limited, 190 Elgin Ave, GeorgeTown, KY1-9001, Cayman Islands.

(9)

Consists of (i) 1,876,239 shares of common stock directly held by Lawrence M. Blatt, (ii) 113,423 shares of common stock directly held by the Lawrence M. Blatt Living Trust dated 8/27/14, (iii) 122,601 shares of common stock directly held by PENSCO Trust Company LLC FBO Dr. Lawrence Blatt IRA, (iv) 18,517 shares of common stock directly held by the Zachary David Blatt Irrevocable Trust dated 8/24/14; (v) 18,517 shares of common stock directly held by Zoe Anne Blatt Irrevocable Trust 8/24/14; (vi) common warrants to purchase 305,138 shares of common stock, and (vii) 1,074,712 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024. The common warrants held by Dr. Blatt are subject to a beneficial ownership limitation that precludes Dr. Blatt from exercising any portion of the common warrants to the extent that, following the exercise, Dr. Blatt’s beneficial ownership of common stock would exceed 19.99% of the total number of outstanding shares.

(10)

Consists of (i) 394,064 shares of common stock directly held by Julian Symons and (ii) 117,994 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(11)

Consists of (i) 1,179 shares of common stock directly held by Matthew McClure, (ii) 91,204 shares of common stock directly held by Matthew Wright McClure and Elizabeth Maureen McClure Revocable Trust and (iii) 109,605 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(12)

Consists of (i) 1,026,991 shares of common stock directly held by Leonid Beigelman, (ii) 236,347 shares of common stock directly held by the Beigelman and Lozovsky Living Trust, (iii) 18,355 shares of common stock directly held by Dina Beigelman Irrevocable Trust, (iv) 18,355 shares of common stock directly held by the Victor Beigelman Irrevocable Trust, and (v) 210,304 shares of common stock directly held by the Dina Beigelman 2020 Irrevocable Trust, dated July 2, 2020.

(13)

Consists of (i) 183,083 shares of common stock directly held by James Scopa, (ii) common warrants to purchase 91,541 shares of common stock and (iii) 15,000 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024. The common warrants held by Mr. Scopa are subject to a beneficial ownership limitation that precludes Mr. Scopa from exercising any portion of the common warrants to the extent that, following the exercise, Mr. Scopa’s beneficial ownership of common stock would exceed 19.99% of the total number of outstanding shares.

(14)	Consists of 15,000 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.
(15)

Consists of (i) 59,549 shares of common stock directly held by K. Peter Hirth, Ph.D. and (ii) 15,000 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(16)	Consists of 15,000 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.
(17)	Consists of 15,000 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.
(18)

Consists of (i) 4,438,749 shares of common stock, (ii) common warrants to purchase 396,679 shares of common stock and (iii) 1,661,625 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Aligos Therapeutics stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: One Corporate Drive, 2nd Floor, South San Francisco, California 94080 Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker, or (3) request from the Company at (800) 466-6059. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2023 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder of Aligos Therapeutics, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary of the Company, One Corporate Drive, 2nd Floor, South San Francisco, California 94080.

By Order of the Board of Directors

/s/ LAWRENCE M. BLATT
Lawrence M. Blatt, Ph.D.
Chair, President and Chief Executive Officer

Appendix A

Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ALIGOS THERAPEUTICS, INC.

Aligos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, hereby certifies as follows:

ONE: The name of this corporation is Aligos Therapeutics, Inc., the Corporation was originally incorporated under the name Aligos, Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 5, 2018. The Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 20, 2020.

TWO: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation herein was duly adopted by this Corporation’s Board of Directors in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware. The Corporation’s Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that such amendment be considered by the stockholders of the Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and held on June 27, 2024, at which meeting the necessary number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted this Certificate of Amendment. The proposed amendment is set forth as follows:

Section 1 of Article IV of Exhibit A to the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by inserting the following immediately after the second paragraph of Section 1 of Article IV:

Upon the filing and effectiveness (the “Reverse Stock Split Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each [   ] shares of the Corporation’s common stock, par value $0.0001 per share, issued and outstanding immediately prior to the Reverse Stock Split Effective Time (the “Old Shares”) shall automatically be combined into one validly issued, fully paid and non-assessable share of common stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below, with a corresponding reduction in the number of authorized shares of the Corporation’s common stock by a corresponding ratio (the “Reverse Stock Split”). The Corporation shall not issue fractional shares in connection with the Reverse Stock Split. Holders of Old Shares who would otherwise be entitled to receive a fraction of a share on account of the Reverse Stock Split shall receive, in lieu of such fractional share, an amount in cash equal to the product of (1) the closing sale price per share of the common stock as reported by The Nasdaq Capital Market on the last trading day preceding the Reverse Stock Split Effective Time by (2) the number of Old Shares held by such holder that would otherwise have been exchanged for such fractional share interests.

THREE: This Certificate of Amendment shall become effective immediately upon its filing with and acceptance by the Secretary of State of the State of Delaware.

FOUR: All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

(Signature Page Follows)

IN WITNESS WHEREOF, Aligos Therapeutics, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on this [ ]th day of [   ], 202[ ].

ALIGOS THERAPEUTICS, INC.

Lawrence M. Blatt, Ph.D. President and Chief Executive Officer

Appendix B

Plan Amendment

B-1

AMENDMENT TO THE

ALIGOS THERAPEUTICS, INC.

2020 INCENTIVE AWARD PLAN

Effective [     ], 2024

This Amendment (“Amendment”) to the Aligos Therapeutics, Inc. 2020 Incentive Award Plan (as amended, the “Plan”) is effective as of the date first set forth above.

1.	Section 2.28 of the Plan is hereby amended and restated in its entirety to read as follows:

““Overall Share Limit” means the sum of (i) 4,426,822 Shares; (ii) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan pursuant to Article V; and (iii) an annual increase on the first day of each year beginning in 2021 and ending in 2030, equal to the lesser of (A) 5% of the sum of (1) the Shares and (2) any Shares issuable upon exercise of pre-funded warrants with an exercise price per share of $0.01 or less, in each case, outstanding on the last day of the immediately preceding fiscal year, and (B) such smaller number of Shares as determined by the Board.”

B-2

Appendix C

Authorized Shares Amendment

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ALIGOS THERAPEUTICS, INC.

Aligos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, hereby certifies as follows:

ONE: The name of this corporation is Aligos Therapeutics, Inc., the Corporation was originally incorporated under the name Aligos, Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 5, 2018. The Corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 20, 2020.

TWO: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation herein was duly adopted by this Corporation’s Board of Directors in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware. The Corporation’s Board of Directors duly adopted resolutions setting forth and declaring advisable this Certificate of Amendment and directed that such amendment be considered by the stockholders of the Corporation. An annual meeting of stockholders was duly called upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and held on June 27, 2024, at which meeting the necessary number of shares were voted in favor of such amendment. The stockholders of the Corporation duly adopted this Certificate of Amendment. The proposed amendment is set forth as follows:

Section 1 of Article IV of Exhibit A to the Amended and Restated Certificate of Incorporation of the Corporation, as amended to date, be and hereby is further amended by replacing the first paragraph of Section 1 of Article IV with the following:

Section 1. This Corporation is authorized to issue two classes of capital stock which shall be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock that the Corporation is authorized to issue is 530,000,000, of which 520,000,000 shares shall be Common Stock and 10,000,000 shares shall be Preferred Stock. 500,000,000 shares of the Common Stock are hereby designated “Voting Common Stock” and 20,000,000 shares of the Common Stock are hereby designated “Non-Voting Common Stock,” each with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Any reference to “Common Stock” issued by the Corporation in any contract, agreement or otherwise to which the Corporation is a party, whether before or after the date of filing of this Amended and Restated Certificate of Incorporation, shall refer to Voting Common Stock, unless specific reference is made to the Non-Voting Common Stock. Each share of Voting Common Stock shall entitle the holder thereof to one (1) vote on any matter submitted to a vote at a meeting of stockholders. Non-Voting Common Stock (i) shall be non-voting except as may be required by law and (ii) shall not entitle the holder thereof to vote on the election of directors at any time. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

THREE: This Certificate of Amendment shall become effective immediately upon its filing with and acceptance by the Secretary of State of the State of Delaware.

FOUR: All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

(Signature Page Follows)

IN WITNESS WHEREOF, Aligos Therapeutics, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its signed by its duly authorized officer on this [ ]th day of [     ], 2024.

ALIGOS THERAPEUTICS, INC.

Lawrence M. Blatt, Ph.D. President and Chief Executive Officer

P.O. BOX 8016, CARY, NC 27512-9903
Aligos Therapeutics, Inc.
Annual Meeting of Stockholders
For Stockholders of record as of April 29, 2024 Thursday, June 27, 2024 8:00 AM, Pacific Time Annual Meeting to be held live via the internet - Please visit www.proxydocs.com/ALGS for more details.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 8:00 AM, Pacific Time, June 27, 2024.
Your vote matters!
Have your ballot ready and please use one of the methods below for easy voting:
Your control number
Have the 12 digit control number located in the box above available when you access the website and follow the instructions.
Scan QR for digital voting
Internet:
• www.proxypush.com/ALGS
• Cast your vote online
• Have your Proxy Card ready
Follow the simple instructions to record your vote
Phone:
1-866-697-7120
• Use any touch-tone telephone
• Have your Proxy Card ready
Follow the simple recorded instructions
Mail:
• Mark, sign and date your Proxy Card
Fold and return your Proxy Card in the postage-paid envelope provided
Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/ALGS no later than June 26, 2024 at 5:00 p.m. Eastern Time.
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Lawrence M. Blatt, Ph.D. and Lesley Ann Calhoun (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Aligos Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE
Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Aligos Therapeutics, Inc. Annual Meeting of Stockholders
Please make your marks like this:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5
PROPOSAL
1. The election of two Class I directors to hold office until our 2027 annual meeting of stockholders;
1.01 Lawrence M. Blatt, Ph.D
1.02 James Scopa
YOUR VOTE
FOR WITHHOLD
BOARD OF DIRECTORS RECOMMENDS
FOR
FOR
2. The ratification of the appointment, by the Audit Committee of our board of directors, of Ernst & Young LLP, as our independent registered public accounting firm for the year ending December 31, 2024;
FOR AGAINST ABSTAIN
FOR
3. The amendment of our Amended and Restated Certificate of Incorporation to effect a reverse stock split;
FOR
4. The amendment of our 2020 Plan to treat outstanding pre-funded warrants with an exercise price per share of one penny or less the same as outstanding common stock such that annual increases to the shares of common stock reserved for issuance under the 2020 Plan will equal the lesser of 5% of the shares of common stock outstanding or issuable upon exercise of outstanding pre-funded warrants with an exercise price per share of one penny or less, in each case, as of the last day of the immediately preceding fiscal year or such smaller number of shares determined by our board of directors; and
FOR
5. The amendment of our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of voting common stock from 300,000,000 shares to 500,000,000 shares.
FOR
NOTE: In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
Signature (and Title if applicable) Date Signature (if held jointly) Date